UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
29 February
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Managers’
Comments
Nuveen Large Cap Value Fund
Nuveen Large Cap Core Fund
Nuveen Large Cap Growth Fund
Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.
On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 29, 2020.
How did the Funds perform during the six-month reporting period ended February 29, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 29, 2020. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report..
What strategies were used to manage the Funds during the six-month reporting period ended February 29, 2020 and how did these strategies influence performance?
Nuveen Large Cap Value Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2020.
The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
The Fund fell short of its benchmarks primarily due to stock selection issues in the energy and information technology sectors. Sectors within the Russell 1000® Value Index experienced a significant amount of performance dispersion during the reporting period with only four sectors in positive territory led by the information technology sector gaining more than 8.5%, followed by health care up more than 3%. Conversely, the energy sector retreated by more than 17% over the same time frame, followed by the consumer discretionary and materials sectors, each down by more than 5%. The energy sector has been crushed as the price of oil and other com-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
modities fell sharply toward the end of the reporting period in response to the spreading COVID-19 coronavirus and its expected impact on the global economy and demand for oil. In terms of style tilts, an overweight position in stocks that exhibit more volatility and an emphasis on stocks with relatively smaller market caps within the large-cap universe hindered the Fund’s results.
The Fund’s top three detractors were all found in the energy sector, including Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountains. Shares have been pressured for over a year by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas has also been subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg basin. The new law gives local governments more authority over where and how drilling can occur, which has dampened investment in the state’s oil and gas fields. We sold out of the Fund’s position in Extraction Oil & Gas shortly after the reporting period ended.
A position in EQT Corp, the top producer of natural gas in the U.S., continued to detract during the reporting period. Stocks exposed to the natural gas industry remained under pressure as drillers continued to produce more supply than the market needed. Milder temperature trends, large stockpiles in the U.S. and weaker demand because of the COVID-19 coronavirus caused natural gas prices to plunge. Shareholders were likely discouraged by the company’s move to lower free cash flow and earnings guidance for 2019 with no signs of a price recovery for natural gas in 2020. However, we continued to own EQT because the company has reported several positive developments that have improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook.
The Fund also saw weak results from a position in Valero Energy Corporation. The company is the largest refiner in North America, processing more than three million barrels of oil a day, and is also a major player in the ethanol and renewable diesel markets. Similar to the rest of the energy sector, Valero Energy’s shares have plunged in 2020 as concerns surrounding the COVID-19 coronavirus have pushed the price of oil and natural gas sharply lower. Although lower oil prices should be a positive for refiners, the more important factor is the crack spread, which is the difference between the cost of feedstock and the price the company can sell its refined products. This spread has moved lower during 2020 due to falling demand for refined products. Despite the downward share pressure, Valero Energy maintains a solid balance sheet with very little leverage and now has a more than 6% dividend yield. We continue to own the stock but remain cautious regarding refiners given a lack of visibility around the timing of a recovery in product demand following the COVID-19 outbreak.
The Fund benefited from stock selection in the health care sector as well as overweight positions in the information technology, health care and industrials sectors. An underweight position in momentum stocks and an overweight in stocks with more variation in earnings also proved helpful.
In the energy sector, the Fund benefited from its lack of exposure to Exxon Mobil Corp, which operates petroleum and petrochemicals businesses worldwide including E&P, electric power generation and coal and minerals operations. Fourth-quarter 2019 rounded out an extremely poor financial year for Exxon Mobil. Also, as noted above, energy shares have fallen sharply since the beginning of 2020 as the negative effects of the COVID-19 coronavirus and warmer weather are negatively impacting the outlook for oil demand in 2020. Exxon Mobil’s shares hit a 15-year low toward the end of the reporting period. That said, the company’s ultra-defensive characteristics, including a significant overweight in the downstream and chemicals businesses, somewhat limits the company’s correlation to oil prices. Although we anticipate some normalization in the company’s downstream business in 2020, we are maintaining the Fund’s underweight to this stock relative to the Russell 1000® Value benchmark given the relatively tight trading levels of bonds despite the overall solid financial profile of the company. Exxon Mobil also lacks a meaningful share buyback program.
In the financial sector, the Fund benefited from a position in Legg Mason Inc. Shares surged in mid-February 2020 after Franklin Resources Inc. announced plans to purchase the rival firm in an all-cash deal worth nearly $4.5 billion, representing a significant premium over its recent share price. The companies believe the combined entity, which will have approximately $1.5 trillion in assets under management, can better compete in the industry’s shift toward low-cost index funds. The two firms are complementary because Franklin Resources caters to institutional investors, while Legg Mason has traditionally focused on retail investors. The asset manager industry is in the midst of consolidation as firms contend with falling fees and customers’ increased focus on money management costs. We continued to own shares of Legg Mason, with the deal slated to close in the third quarter of 2020.

In the health care sector, the Fund benefited from a position in biotechnology firm Biogen Inc., which is focused on developing therapies for treating neurological, hematological and autoimmune diseases. The company has a leading portfolio of medicines to treat multiple sclerosis (MS) and the only FDA-approved treatment for spinal muscular atrophy. In October 2019, Biogen made a surprise announcement that it was submitting its Alzheimer’s drug, aducanumab, to the Food and Drug Administration (FDA) for approval in early 2020. Shares surged in February 2020 after Biogen won a patent ruling that was brought by generic drug maker Mylan. We continued to hold Biogen because we believe its pipeline is underappreciated, representing multiple potential upside opportunities.
Nuveen Large Cap Core Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2020.
The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
Broadly speaking, the main detractor from the Fund’s performance during the reporting period was stock selection issues in the energy, information technology, consumer discretionary and communication services sectors. Sectors within the Russell 1000® Index experienced a significant amount of performance dispersion during the reporting period with only five sectors in positive territory led by the information technology sector, followed by the health care and communication services sectors. Conversely, the energy sector retreated, followed by the materials and real estate sectors. The energy sector has been crushed as the price of oil and other commodities fell sharply toward the end of the reporting period in response to the spreading COVID-19 coronavirus and its expected impact on the global economy and demand for oil. The Fund’s emphasis on stocks with relatively smaller market caps within the large-cap universe hindered results, as did overweight positions in stocks that exhibit more volatility, stocks with lower price-to-earnings (P/E) ratios and value-oriented stocks.
The Fund’s top three detractors were all found in the energy sector, including a position in Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountains. Shares have been pressured for over a year by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas has also been subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg basin. The new law gives local governments more authority over where and how drilling can occur, which has dampened investment in the state’s oil and gas fields. At the end of the reporting period, the Fund had a very small position in Extraction Oil & Gas.
A position in EQT Corp, the top producer of natural gas in the U.S., continued to detract during the reporting period. Stocks exposed to the natural gas industry remained under pressure as drillers continued to produce more supply than the market needed. Milder temperature trends, large stockpiles in the U.S. and weaker demand because of the COVID-19 coronavirus caused natural gas prices to plunge. Shareholders were likely discouraged by the company’s move to lower free cash flow and earnings guidance for 2019 with no signs of a price recovery for natural gas in 2020. However, we continued to own EQT because the company has reported several positive developments that have improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook.
After nearing all-time highs in mid-November 2019, shares of Phillips 66 Company dropped sharply throughout the rest of the reporting period. Despite reporting fourth-quarter 2019 earnings and revenues that beat expectations, the company’s bottom line plunged versus a year ago due to soft refining margins. The stock continued to be pressured by cratering oil prices at the end of February 2020 due to the COVID-19 coronavirus outbreak, which is hurting demand for oil. Investors fear refining margins will remain weak until the

Portfolio Managers’ Comments (continued)
outbreak passes and demand starts to increase again. The negative backdrop overshadowed other favorable news after the company sold its 50% stake in the Liberty Pipeline development to its master limited partnership (MLP) Phillips 66 Partners, which will offload the project’s construction costs to the MLP. We sold the Fund’s position in Phillips 66 at the end of January 2020.
The Fund benefited from stock selection in the health care, industrials and real estate sectors. An underweight position in momentum stocks and an overweight in stocks with more variation in earnings also proved helpful.
In the health care sector, the Fund benefited from a position in biotechnology firm Biogen Inc., which is focused on developing therapies for treating neurological, hematological and autoimmune diseases. The company has a leading portfolio of medicines to treat multiple sclerosis (MS) and the only FDA-approved treatment for spinal muscular atrophy. In October 2019, Biogen made a surprise announcement that it was submitting its Alzheimer’s drug, aducanumab, to the Food and Drug Administration (FDA) for approval in early 2020. Shares surged in February 2020 after Biogen won a patent ruling that was brought by generic drug maker Mylan. We continued to hold Biogen because we believe its pipeline is underappreciated, representing multiple potential upside opportunities.
The Fund also benefited from a position in pharmaceutical firm AbbVie Inc., the producer of drugs in specialty therapeutic areas such as immunology, chronic kidney disease, hepatitis C, women’s health, oncology and neuroscience. Shares were up throughout the reporting period with a sharp jump in February 2020 after the company reported fourth-quarter 2019 earnings that modestly beat company guidance and analysts’ estimates. The company is also preparing to report proof-of-concept data for six new molecule entities as well as multiple late-stage readouts for existing medicines being used for new indications. We believe recent results, along with the upcoming close and integration of the Allergan transaction, may drive estimates higher and lead to continued share price appreciation. We maintained our position in AbbVie.
In the financial sector, a position in SLM Corp., commonly known as Sallie Mae, contributed favorably to the Fund’s performance. The company provides education funding, originating and servicing of U.S. government guaranteed and private student loans as well as debt management services and business products to a range of clients including colleges, universities and loan guarantors. Shares surged in January 2020 after the company reported fourth-quarter 2019 revenues and earnings that beat expectations and announced plans to sell $3 billion of private education loans in its portfolio to fund share buybacks. We continue to have conviction in SLM based on secular growth trends in the core private student loan portfolio, strong organic earnings growth and the introduction of a capital return program.
Nuveen Large Cap Growth Fund
The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average but underperformed the Russell 1000® Growth Index during the six-month reporting period ended February 29, 2020.
The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
In terms of performance during the reporting period, the Fund benefited from stock selection in the health care and real estate sectors and an underweight position in consumer staples. Also, the Fund’s underweight position in momentum stocks proved helpful.
In the aerospace and defense segment of industrials, no exposure to airplane manufacturer Boeing Co. aided the Fund’s results. The company continued to struggle as the saga surrounding its 737 Max aircraft unfolded. In December 2019, Boeing announced that it would halt production of the plane until the aircraft can return to flight, which created additional volatility for the stock given the uncertainty surrounding the timing. In the same month, the company announced that CEO Dennis Muilenburg had resigned as CEO and a member of the board, the second major high level executive to leave since the 737 Max issues began. Then in February 2020, shares dropped sharply again as the company’s commercial unit navigated through the COVID-19 coronavirus outbreak. Delivery assumptions for Boeing fell further due to massive capacity cuts by airlines globally, capital expenditure reductions for new deliveries and expected double-digit declines in air traffic for 2020. We continued to avoid ownership in this stock because of these headwinds.
In the health care sector, the Fund benefited from a position in biotechnology firm Biogen Inc., which is focused on developing therapies for treating neurological, hematological and autoimmune diseases. The company has a leading portfolio of medicines to treat multiple sclerosis (MS) and the only FDA-approved treatment for spinal muscular atrophy. In October 2019, Biogen made a surprise announcement that it was submitting its Alzheimer’s drug, aducanumab, to the Food and Drug Administration (FDA) for approval in early 2020. Shares surged in February 2020 after Biogen won a patent ruling that was brought by generic drug maker Mylan. We continued to hold Biogen because we believe its pipeline is underappreciated, representing multiple potential upside opportunities.
The Fund also benefited from a position in pharmaceutical firm AbbVie Inc., the producer of drugs in specialty therapeutic areas such as immunology, chronic kidney disease, hepatitis C, women’s health, oncology and neuroscience. Shares were up throughout the reporting period with a sharp jump in February 2020 after the company reported fourth-quarter 2019 earnings that modestly beat company guidance and analysts’ estimates. The company is also preparing to report proof-of-concept data for six new molecule entities as well as multiple late-stage readouts for existing medicines being used for new indications. We believe recent results, along with the upcoming close and integration of the Allergan transaction, may drive estimates higher and lead to continued share price appreciation. We maintained our position in AbbVie.
Broadly speaking, the main detractor from the Fund’s performance during the reporting period was stock selection issues in the consumer discretionary, information technology and financial sectors. Sectors within the Russell 1000® Growth Index experienced a significant amount of performance dispersion during the reporting period with only five sectors in positive territory led by the information technology sector, followed by the communication services and health care sectors. Conversely, the energy sector retreated during the reporting period, followed by the materials and industrials sectors. The energy sector has been crushed as the price of oil and other commodities fell sharply toward the end of the reporting period in response to the spreading COVID-19 coronavirus and its expected impact on the global economy and demand for oil. In terms of style tilts, the Fund’s emphasis on stocks with relatively smaller market caps within the large-cap universe hindered results, as did overweight positions in stocks that exhibit more volatility and stocks with lower price-to-earnings (P/E) ratios. An underweight in growth-oriented stocks also detracted.
In the consumer discretionary sector, the Fund’s lack of exposure to electric car maker Tesla Inc. hindered results. Shares rose throughout the reporting period to hit all-time highs in mid-February 2020 after the company set sales records and reported an unexpected profit that surprised analysts in its third-quarter earnings report. Management attributed the profitability to cost reductions. Tesla followed with its second straight quarterly profit in the fourth quarter, generating $1 billion in cash after capital expenditures. For full-year 2019, operating costs were down about 7%, while car sales were up 13% with the production of the Model 3 in full swing. However, we continued to avoid ownership in Tesla. Even before the production stop at its Fremont, California and Buffalo, New York factories in response to the COVID-19 outbreak, we believed it would be difficult for Tesla to post 30% free cash flow growth for a 10+ year period, which many say was the basis for the stock’s parabolic increase in the final two months of the reporting period.
In the industrials sector, the Fund was hurt by its position in aircraft parts supplier Spirit AeroSystems Holdings Inc., which makes fuselages, pylons and wing components. The company, a major supplier to Boeing, reported third-quarter 2019 results well under expectations after the aircraft maker told it to stop supplying fuselages for the grounded 737 Max jet. Boeing recently announced that it would suspend production of the plane as it struggled to fix problems that resulted in two crashes. Revenue from the 737 components represents more than half of Spirit AeroSystems’ annual revenue. The company’s stock was further pressured by the COVID-19 coronavirus outbreak, which is negatively impacting demand for aircrafts particularly from China, one of the hardest hit countries. The country’s airlines have been a major purchasers of aircrafts as air travel had been growing rapidly before the outbreak. We continued to own Spirit AeroSystems at the end of the reporting period because the company is expected to restart production ahead of Boeing. However, we continue to look for further insight into the final impact of the 737 Max disruption as well as updates on the integration of recently announced and closed acquisitions.

Portfolio Managers’ Comments (continued)
Nuveen Equity Long/Short Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2020.
The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure, which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
Broadly speaking, the main detractor from the Fund’s performance during the reporting period was stock selection issues in the consumer discretionary, information technology, consumer staples, materials, energy and communication services sectors. Sectors within the Russell 1000® Index experienced a significant amount of performance dispersion during the reporting period with only five sectors in positive territory led by the information technology sector followed by health care and communication services sectors. The energy sector has been crushed as the price of oil and other commodities fell sharply toward the end of the reporting period in response to the spreading COVID-19 coronavirus and its expected impact on the global economy and demand for oil. In terms of style tilts, the Fund’s overweight positions in momentum stocks and stocks with lower price-to-earnings (P/E) ratios hindered results. An underweight in growth-oriented stocks also detracted.
In the energy sector, a long position in EQT Corporation, the top producer of natural gas in the U.S., continued to detract during the reporting period. Stocks exposed to the natural gas industry remained under pressure as drillers continued to produce more supply than the market needed. Milder temperature trends, large stockpiles in the U.S. and weaker demand because of the COVID-19 coronavirus caused natural gas prices to plunge. Shareholders were likely discouraged by the company’s move to lower free cash flow and earnings guidance for 2019 with no signs of a price recovery for natural gas in 2020. However, we continued to own EQT because the company has reported several positive developments that have improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook.
In the materials sector, the Fund was hindered by a long position in Alcoa Corp., the eighth largest aluminum producer in the world. Prices of aluminum and alumina, two of its key commodities, were flat and lower year over year, respectively, hurting results. Shares slumped after the company reported a fourth-quarter 2019 loss that fell far short of analysts’ expectations, rounding out a difficult year where Alcoa lost money in each quarter. The company reported a drop in sales year over year, partly because it divested and shuttered some noncompetitive assets. Despite these streamlining efforts, Alcoa still anticipates an aluminum surplus in 2020 will weigh on results due to the worldwide slowdown caused by the trade wars and COVID-19 coronavirus. However, the company continues to divest additional noncore assets and is shifting business away from aluminum and toward higher-margin businesses to combat the difficult environment. We sold the Fund’s position in Alcoa at the end of January 2020.
In the consumer discretionary sector, a short position in electric car maker Tesla Inc. hindered results. Shares rose throughout the reporting period to hit all-time highs in mid-February 2020 after the company set sales records and reported an unexpected profit that surprised analysts in its third-quarter earnings report. Management attributed the profitability to cost reductions. Tesla followed with its second straight quarterly profit in the fourth quarter, generating $1 billion in cash after capital expenditures. For full-year 2019, operating costs were down about 7%, while car sales were up 13% with the production of the Model 3 in full swing. However, we contin-

ued to short Tesla. Even before the production stop at its Fremont, California and Buffalo, New York factories in response to the COVID-19 outbreak, we believed it would be difficult for Tesla to post 30% free cash flow growth for a 10+ year period, which many say was the basis for the stock’s parabolic increase in the final two months of the reporting period.
In communication services, a short position in Zillow Group Inc. hindered the Fund’s results. Shares of the online real-estate marketplace hit an all-time high on February 21 after the company reported increased revenue from its new Zillow Offers home-buying and selling business. Its fourth-quarter 2019 sales of approximately $944 million were well above analysts’ estimates, while losses were also better than expected. This was on the heels of strong results earlier in 2019 when the company’s Zillow Offers service contributed to accelerating growth in its first three quarters of results as well. With the service, which launched a year ago, Zillow is trying to transform its business from an advertising-based online selling company to one that facilitates homeownership transactions. However, toward the end of the reporting period, Zillow started to see the benefit from low interest rates being overshadowed by the coronavirus pandemic. The company has subsequently had to stop buying homes temporarily through its Zillow Offers arm. We have continued to short this stock.
In terms of individual contributors, the Fund benefited from a long position in biotechnology firm Inc., which is focused on developing therapies for treating neurological, hematological and autoimmune diseases. The company has a leading portfolio of medicines to treat multiple sclerosis (MS) and the only FDA-approved treatment for spinal muscular atrophy. In October 2019, made a surprise announcement that it was submitting its Alzheimer’s drug, aducanumab, to the Food and Drug Administration (FDA) for approval in early 2020. Shares surged in February 2020 after won a patent ruling that was brought by generic drug maker Mylan. We continued to hold because we believe its pipeline is underappreciated, representing multiple potential upside opportunities.
In the financial sector, the Fund benefited from a long position in Legg Mason Inc. Shares surged in mid-February 2020 after Franklin Resources Inc. announced plans to purchase the rival firm in an all-cash deal worth nearly $4.5 billion, representing a significant premium over its recent share price. The companies believe the combined entity, which will have approximately $1.5 trillion in assets under management, can better compete in the industry’s shift toward low-cost index funds. The two firms are complementary because Franklin Resources caters to institutional investors, while Legg Mason has traditionally focused on retail investors. The asset manager industry is in the midst of consolidation as firms contend with falling fees and customers’ increased focus on money management costs. We continued to own shares of Legg Mason, with the deal slated to close in the third quarter of 2020.
In consumer discretionary, the Fund benefited from a short position in Wayfair Inc., an ecommerce company that sells furniture and home goods. Shares dropped fairly sharply in October 2019 after the company reported a mixed third-quarter earnings report. Although Wayfair posted strong revenue growth, net losses exceeded consensus expectations and fourth-quarter 2019 revenue guidance was lowered. A slowdown in growth was attributed to the impact of tariffs as more than 90% of the company’s suppliers that are subject to China tariffs have raised wholesale prices, resulting in higher retail prices. In the fourth quarter 2019, Wayfair announced a loss of more than $330 million, bringing the total loss for 2019 to nearly $1 billion. We closed out the Fund’s short position in Wayfair in early March 2020 (subsequent to the close of this reporting period) to reduce some negative exposure to the consumer discretionary sector.
In the communications services sector, a short position in media entertainment company Viacom Inc. proved helpful to the Fund. The company creates and acquires programming for television, the Internet, mobile devices, video games and other consumer electronics products. The company is embarking on a path that defies recent conventional wisdom by seeking to monetize its content investment across both owned and third-party platforms, while many peers are moving to solely self-distribute. Since the CBS and Viacom (ViacomCBS) merger announcement in August 2019, investor skepticism has pressured the stock, fueled in part by below-consensus financial forecasts provided in the companies’ merger document. Greater-than-expected subscription declines may also result in an inability to achieve outsized increases in affiliate fees. In addition, we maintain conviction in our short thesis because of a secular shift in consumption away from broadcast TV and radio, which is driving lower advertising revenue, cyclical volatility in the advertising market and lower-than-estimated rates on revised affiliate contracts.
Nuveen Equity Market Neutral Fund
The Fund’s Class A Shares at NAV underperformed the ICE BofA 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2020.

Portfolio Managers’ Comments (continued)
The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
Broadly speaking, the main detractor from the Fund’s performance during the reporting period was stock selection issues in the consumer discretionary, energy, consumer staples, communication services and industrials sectors. Sectors in the market experienced a significant amount of performance dispersion during the reporting period with only five sectors in positive territory led by the information technology, health care and communication services sectors. Conversely, the energy sector retreated significantly as the price of oil and other commodities fell sharply toward the end of the reporting period in response to the spreading COVID-19 coronavirus and its expected impact on the global economy and demand for oil. In terms of style tilts, the Fund’s overweight positions in momentum stocks, stocks with lower price-to-earnings (P/E) ratios and value-oriented stock hindered results. An underweight in growth-oriented stocks also detracted.
In the energy sector, the Fund was hurt by a long position in Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountains. Shares have been pressured for over a year by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas has also been subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg basin. The new law gives local governments more authority over where and how drilling can occur, which has dampened investment in the state’s oil and gas fields. We sold out of the Fund’s position in Extraction Oil & Gas shortly after the reporting period ended.
In the energy sector, a long position in EQT Corporation, the top producer of natural gas in the U.S., continued to detract during the reporting period. Stocks exposed to the natural gas industry remained under pressure as drillers continued to produce more supply than the market needed. Milder temperature trends, large stockpiles in the U.S. and weaker demand because of the COVID-19 coronavirus caused natural gas prices to plunge. Shareholders were likely discouraged by the company’s move to lower free cash flow and earnings guidance for 2019 with no signs of a price recovery for natural gas in 2020. However, we continued to own EQT because the company has reported several positive developments that have improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook.
In the consumer discretionary sector, a short position in electric car maker Tesla Inc. hindered results. Shares rose throughout the reporting period to hit all-time highs in mid-February 2020 after the company set sales records and reported an unexpected profit that surprised analysts in its third-quarter earnings report. Management attributed the profitability to cost reductions. Tesla followed with its second straight quarterly profit in the fourth quarter, generating $1 billion in cash after capital expenditures. For full-year 2019, operating costs were down about 7%, while car sales were up 13% with the production of the Model 3 in full swing. However, we continued to short Tesla. Even before the production stop at its Fremont, California and Buffalo, New York factories in response to the COVID-19 outbreak, we believed it would be difficult for Tesla to post 30% free cash flow growth for a 10+ year period, which many say was the basis for the stock’s parabolic increase in the final two months of the reporting period.

In communication services, a short position in Zillow Group Inc. hindered the Fund’s results. Shares of the online real-estate marketplace hit an all-time high on February 21 after the company reported increased revenue from its new Zillow Offers home-buying and selling business. Its fourth-quarter 2019 sales of approximately $944 million were well above analysts’ estimates, while losses were also better than expected. This was on the heels of strong results earlier in 2019 when the company’s Zillow Offers service contributed to accelerating growth in its first three quarters of results as well. With the service, which launched a year ago, Zillow is trying to transform its business from an advertising-based online selling company to one that facilitates homeownership transactions. However, toward the end of the reporting period, Zillow started to see the benefit from low interest rates being overshadowed by the coronavirus pandemic. The company has subsequently had to stop buying homes temporarily through its Zillow Offers arm. We have continued to short this stock.
The Fund benefited from an underweight position in stocks that exhibit more volatility. In terms of individual contributors, the Fund benefited from a long position in biotechnology firm Biogen Inc., which is focused on developing therapies for treating neurological, hematological and autoimmune diseases. The company has a leading portfolio of medicines to treat multiple sclerosis (MS) and the only FDA-approved treatment for spinal muscular atrophy. In October 2019, Biogen made a surprise announcement that it was submitting its Alzheimer’s drug, aducanumab, to the Food and Drug Administration (FDA) for approval in early 2020. Shares surged in February 2020 after Biogen won a patent ruling that was brought by generic drug maker Mylan. We continued to hold because we believe its pipeline is underappreciated, representing multiple potential upside opportunities.
In the financial sector, the Fund benefited from a long position in Legg Mason Inc. Shares surged in mid-February after Franklin Resources Inc. announced plans to purchase the rival firm in an all-cash deal worth nearly $4.5 billion, representing a significant premium over its recent share price. The companies believe the combined entity, which will have approximately $1.5 trillion in assets under management, can better compete in the industry’s shift toward low-cost index funds. The two firms are complementary because Franklin Resources caters to institutional investors, while Legg Mason has traditionally focused on retail investors. The asset manager industry is in the midst of consolidation as firms contend with falling fees and customers’ increased focus on money management costs. We continued to own shares of Legg Mason, with the deal slated to close in the third quarter of 2020.
In the industrials sector, a short position in Fluor Corporation proved beneficial to the Fund’s performance. Through its various subsidiaries, the company provides engineering, procurement, maintenance, outsourcing, equipment rental and project management services. Shares were down sharply in February 2020 after the company announced an SEC investigation into its accounting/financial reporting. As a result, Fluor provided only abbreviated preliminary full-year results, a strategic initiatives update and an initial 2020 outlook. However, the preliminary results imply further losses due to restructuring and impairment costs, with limited details regarding performance on ongoing problem projects (some of which are subject to the SEC investigation). Although Fluor is one of only a handful of firms capable of executing the largest and most technically complex engineering and construction projects throughout the world, the company has been rocked by major stumbles and a drastic stock price decline. We continued to maintain a short position in this stock because of the uncertainty and current lack of catalysts as Fluor reviews its strategy and project portfolio.
In the consumer discretionary sector, the Fund benefited from a short position in Wayfair Inc., an ecommerce company that sells furniture and home goods. Shares dropped fairly sharply in October 2019 after the company reported a mixed third-quarter earnings report. Although Wayfair posted strong revenue growth, net losses exceeded consensus expectations and fourth-quarter 2019 revenue guidance was lowered. A slowdown in growth was attributed to the impact of tariffs as more than 90% of the company’s suppliers that are subject to China tariffs have raised wholesale prices, resulting in higher retail prices. In the fourth quarter, Wayfair announced a loss of more than $330 million, bringing the total loss for 2019 to nearly $1 billion. Shares remained under pressure later in the reporting period after the company announced the surprise layoff of approximately 3% of its workforce in mid-February 2020. Given the anticipated slowdown in discretionary spending, we have maintained the Fund’s short position in Wayfair.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Portfolio Managers’ Comments (continued)
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Risk Considerations
Nuveen Large Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund's prospectus.
Nuveen Large Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund's prospectus.
Nuveen Large Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund's prospectus.
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Market Neutral Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather that the returns of the stock market, performance will be more dependent on the portfolio manager acumen that is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund's prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 29, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/07/96	(3.06)%	(8.08)%	2.28%	8.55%	1.03%	1.00%
Class A Shares at maximum Offering Price	8/07/96	(8.66)%	(13.38)%	1.07%	7.92%	-	-
Russell 1000® Value Index	-	(1.69)%	0.54%	5.51%	10.40%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	(2.49)%	(2.60)%	3.95%	8.91%	-	-
Class C Shares	8/07/96	(3.42)%	(8.77)%	1.52%	7.75%	1.78%	1.75%
Class R3 Shares	8/04/08	(3.24)%	(8.36)%	2.02%	8.27%	1.28%	1.25%
Class I Shares	8/07/96	(2.96)%	(7.88)%	2.53%	8.82%	0.78%	0.75%

	Total Returns as of February 29, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(3.06)%	(7.92)%	6.10%	0.72%	0.69%
*        Performance prior to June 24, 2013, reflects the Fund's performance under the management of multiple sub-advisors using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2021 or 1.20% after July 31, 2021 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, thetotal annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Large Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 29, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	(1.87)%	(5.48)%	4.24%	8.97%	1.01%	0.98%
Class A Shares at maximum Offering Price	6/17/13	(7.51)%	(10.92)%	3.01%	8.01%	-	-
Russell 1000® Index	-	1.97%	7.82%	9.00%	11.35%	-	-
Lipper Multi-Cap Core Funds Classification Average	-	0.26%	4.34%	6.37%	8.96%	-	-
Class C Shares	6/17/13	(2.20)%	(6.16)%	3.47%	8.16%	1.76%	1.73%
Class I Shares	6/17/13	(1.71)%	(5.22)%	4.51%	9.25%	0.76%	0.73%

	Total Returns as of February 29, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(1.70)%	(5.16)%	8.12%	0.69%	0.66%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 29, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	3.20%	5.43%	7.16%	11.28%	1.11%	0.99%
Class A Shares at maximum Offering Price	6/17/13	(2.73)%	(0.63)%	5.89%	10.30%	-	-
Russell 1000® Growth Index	-	5.40%	15.11%	12.41%	14.59%	-	-
Lipper Multi-Cap Growth Funds Classification Average	-	3.11%	9.87%	9.43%	12.06%	-	-
Class C Shares	6/17/13	2.81%	4.64%	6.36%	10.45%	1.86%	1.74%
Class I Shares	6/17/13	3.32%	5.70%	7.43%	11.56%	0.86%	0.74%

	Total Returns as of February 29, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	3.12%	5.54%	12.60%	0.77%	0.65%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 29, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/30/08	(8.08)%	(6.70)%	2.67%	6.97%	2.72%	2.64%
Class A Shares at maximum Offering Price	12/30/08	(13.37)%	(12.06)%	1.46%	6.34%	-	-
Russell 1000® Index	-	1.97%	7.82%	9.00%	12.64%	-	-
Lipper Alternative Long/Short Equity Funds Classification Average	-	(1.87)%	(0.32)%	2.14%	4.83%	-	-
Class C Shares	12/30/08	(8.43)%	(7.41)%	1.90%	6.17%	3.48%	3.39%
Class I Shares	12/30/08	(7.95)%	(6.45)%	2.93%	7.24%	2.47%	2.39%
*       Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Market Neutral Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 29, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	(9.37)%	(9.72)%	0.47%	1.80%	2.61%	2.54%
Class A Shares at maximum Offering Price	6/17/13	(14.59)%	(14.91)%	(0.71)%	0.90%	-	-
ICE BofAML 3-Month U.S. Treasury Bill Index	-	0.92%	2.18%	1.13%	0.85%	-	-
Lipper Alternative Equity Market Neutral Funds Classification Average	-	(2.87)%	(4.99)%	(2.10)%	1.42%	-	-
Class C Shares	6/17/13	(9.71)%	(10.38)%	(0.27)%	1.05%	3.37%	3.30%
Class I Shares	6/17/13	(9.24)%	(9.47)%	0.72%	2.06%	2.37%	2.30%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    February 29, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.6%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.3%
Health Care Providers & Services	10.4%
Capital Markets	7.5%
Oil, Gas & Consumable Fuels	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Insurance	4.2%
Diversified Telecommunication Services	4.2%
Biotechnology	4.1%
Machinery	3.3%
Airlines	3.2%
Consumer Finance	3.0%
Metals & Mining	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Pharmaceuticals	2.8%
Automobiles	2.6%
Specialty Retail	2.3%
Media	2.2%
Household Durables	2.2%
Other	19.5%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
AT&T Inc	3.0%
Intel Corp	2.9%
Bank of America Corp	2.8%
Wells Fargo & Co	2.2%
Citigroup Inc	2.1%

Holding Summaries    February 29, 2020 (continued)
Nuveen Large Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Providers & Services	8.7%
Technology Hardware, Storage & Peripherals	8.7%
Software	8.0%
Internet & Direct Marketing Retail	5.5%
Biotechnology	5.2%
Capital Markets	5.1%
Oil, Gas & Consumable Fuels	4.5%
Banks	3.6%
Interactive Media & Services	3.6%
IT Services	3.3%
Pharmaceuticals	2.9%
Consumer Finance	2.8%
Insurance	2.7%
Metals & Mining	2.6%
Diversified Telecommunication Services	2.4%
Entertainment	2.1%
Specialty Retail	2.1%
Real Estate Management & Development	2.1%
Containers & Packaging	2.0%
Automobiles	1.9%
Machinery	1.5%
Other	18.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.6%
Apple Inc	5.4%
Alphabet Inc	2.1%
Amazon.com Inc	2.1%
Mastercard Inc	2.0%

Nuveen Large Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.7%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Technology Hardware, Storage & Peripherals	12.2%
Software	12.1%
Health Care Providers & Services	8.3%
Internet & Direct Marketing Retail	8.1%
Interactive Media & Services	7.3%
Biotechnology	7.0%
IT Services	5.3%
Capital Markets	3.3%
Pharmaceuticals	2.8%
Semiconductors & Semiconductor Equipment	2.5%
Airlines	2.4%
Media	2.3%
Real Estate Management & Development	2.0%
Household Durables	2.0%
Insurance	2.0%
Other	19.1%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	9.5%
Apple Inc	9.4%
Alphabet Inc	4.9%
Amazon.com Inc	3.8%
Mastercard Inc	2.8%

Holding Summaries    February 29, 2020 (continued)
Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	122.5%
Total Long Exposure	122.5%
Short-Term Investments
Repurchase Agreements	57.0%
Total Investments	179.5%
Securities Sold Short
Common Stocks Sold Short	(56.8)%
Total Short Exposure	(56.8)%
Other Assets Less Liabilities	(22.7)%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Microsoft Corp	4.4%
Apple Inc	3.7%
Facebook Inc	2.3%
Mastercard Inc	1.8%
AT&T Inc	1.8%

Top Five Holdings - Short Exposure (% of net assets)
Grocery Outlet Holding Corp	(0.8)%
Advance Auto Parts Inc	(0.8)%
Quanta Services Inc	(0.8)%
Ollie's Bargain Outlet Holdings Inc	(0.8)%
PagerDuty Inc	(0.8)%
Portfolio Composition Long Exposure (% of net assets)
Software	14.2%
Health Care Providers & Services	8.3%
Biotechnology	7.7%
IT Services	6.1%
Banks	5.4%
Technology Hardware, Storage & Peripherals	5.2%
Pharmaceuticals	5.2%
Capital Markets	4.4%
Interactive Media & Services	3.7%
Media	3.6%
Internet & Direct Marketing Retail	3.4%
Oil, Gas & Consumable Fuels	3.3%
Hotels, Restaurants & Leisure	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Household Durables	2.9%
Entertainment	2.4%
Road & Rail	2.3%
Commercial Services & Supplies	2.3%
Real Estate Management & Development	2.2%
Building Products	2.2%
Diversified Financial Services	2.1%
Independent Power & Renewable Electricity Producers	2.0%
Machinery	1.8%
Specialty Retail	1.8%
Diversified Telecommunication Services	1.8%
Metals & Mining	1.6%
Equity Real Estate Investment Trust	1.4%
Other	18.9%
Total	122.5%
Portfolio Composition Short Exposure (% of net assets)
Software	(6.1)%
Entertainment	(3.2)%
Food Products	(2.9)%
Chemicals	(2.5)%
Hotels, Restaurants & Leisure	(2.5)%
Health Care Equipment & Supplies	(2.5)%
Specialty Retail	(2.2)%
Multiline Retail	(2.2)%
IT Services	(2.1)%
Health Care Providers & Services	(1.7)%
Road & Rail	(1.7)%
Semiconductors & Semiconductor Equipment	(1.6)%
Machinery	(1.5)%
Commercial Services & Supplies	(1.5)%
Electric Utilities	(1.4)%
Electronic Equipment, Instruments & Components	(1.4)%
Other	(19.8)%
Total	(56.8)%

Nuveen Equity Market Neutral Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	88.6%
Total Long Exposure	88.6%
Short-Term Investments
Repurchase Agreements	24.7%
Total Investments	113.3%
Securities Sold Short
Common Stocks Sold Short	(86.0)%
Total Short Exposure	(86.0)%
Other Assets Less Liabilities	72.7%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Booking Holdings Inc	1.3%
NortonLifeLock Inc	1.0%
Qorvo Inc	1.0%
CBRE Group Inc	1.0%
Cardinal Health Inc	1.0%

Top Five Holdings - Short Exposure (% of net assets)
Square Inc	(1.0)%
Graham Holdings Co	(1.0)%
Cree Inc	(1.0)%
Sarepta Therapeutics Inc	(1.0)%
Advance Auto Parts Inc	(1.0)%
Portfolio Composition Long Exposure (% of net assets)
Software	6.5%
Health Care Providers & Services	6.5%
Oil, Gas & Consumable Fuels	5.6%
Technology Hardware, Storage & Peripherals	4.4%
Metals & Mining	3.7%
Machinery	3.4%
Insurance	3.1%
Internet & Direct Marketing Retail	3.1%
Capital Markets	2.9%
Media	2.7%
Containers & Packaging	2.7%
Household Durables	2.7%
IT Services	2.7%
Electronic Equipment, Instruments & Components	2.6%
Hotels, Restaurants & Leisure	2.5%
Banks	2.2%
Semiconductors & Semiconductor Equipment	1.9%
Real Estate Management & Development	1.9%
Construction & Engineering	1.9%
Pharmaceuticals	1.8%
Biotechnology	1.8%
Automobiles	1.8%
Electrical Equipment	1.6%
Other	18.6%
Total	88.6%
Portfolio Composition Short Exposure (% of net assets)
Software	(6.9)%
Entertainment	(6.0)%
Health Care Equipment & Supplies	(5.1)%
Chemicals	(3.9)%
Food Products	(3.7)%
Electric Utilities	(3.5)%
Road & Rail	(3.4)%
Biotechnology	(3.2)%
IT Services	(2.8)%
Specialty Retail	(2.7)%
Semiconductors & Semiconductor Equipment	(2.7)%
Oil, Gas & Consumable Fuels	(2.7)%
Multiline Retail	(2.7)%
Energy Equipment & Services	(2.3)%
Machinery	(2.0)%
Electronic Equipment, Instruments & Components	(1.8)%
Hotels, Restaurants & Leisure	(1.8)%
Metals & Mining	(1.8)%
Household Products	(1.7)%
Multi-Utilities	(1.7)%
Commercial Services & Supplies	(1.7)%
Internet & Direct Marketing Retail	(1.7)%
Health Care Providers & Services	(1.6)%
Other	(18.6)%
Total	(86.0)%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 29, 2020.
The beginning of the period is September 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 969.36	$ 965.78	$ 967.57	$ 969.40	$ 970.40
Expenses Incurred During the Period	$ 4.90	$ 8.55	$ 6.12	$ 3.33	$ 3.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.89	$1,016.16	$1,018.65	$1,021.48	$1,021.13
Expenses Incurred During the Period	$ 5.02	$ 8.77	$ 6.27	$ 3.42	$ 3.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.68% and 0.75% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366(to reflect the one-half year period).

Nuveen Large Cap Core Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 981.29	$ 977.96	$ 983.02	$ 982.85
Expenses Incurred During the Period	$ 4.83	$ 8.51	$ 3.25	$ 3.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.99	$1,016.26	$1,021.58	$1,021.23
Expenses Incurred During the Period	$ 4.92	$ 8.67	$ 3.32	$ 3.67
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.73%, 0.66%, and 0.73% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen Large Cap Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.04	$1,028.05	$1,031.21	$1,033.16
Expenses Incurred During the Period	$ 5.00	$ 8.77	$ 3.38	$ 3.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.94	$1,016.21	$1,021.53	$1,021.18
Expenses Incurred During the Period	$ 4.97	$ 8.72	$ 3.37	$ 3.72
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.74%, 0.67%, and 0.74% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen Equity Long/Short Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 919.23	$ 915.70	$ 920.52
Expenses Incurred During the Period	$ 14.55	$ 18.10	$ 13.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.70	$1,005.97	$1,010.99
Expenses Incurred During the Period	$ 15.24	$ 18.95	$ 13.95
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 3.05%, 3.80%, and 2.79% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Equity Market Neutral Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 906.25	$ 902.94	$ 907.58
Expenses Incurred During the Period	$ 14.17	$ 17.74	$ 13.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.00	$1,006.22	$1,011.19
Expenses Incurred During the Period	$ 14.94	$ 18.71	$ 13.75
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.99%, 3.75%, and 2.75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Large Cap Value Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6%
	Air Freight & Logistics – 0.8%
32,000	XPO Logistics Inc, (2)	$ 2,367,040
	Airlines – 3.2%
74,000	Delta Air Lines Inc	3,413,620
68,000	Southwest Airlines Co	3,140,920
48,000	United Airlines Holdings Inc, (2)	2,956,320
	Total Airlines	9,510,860
	Automobiles – 2.6%
533,000	Ford Motor Co	3,709,680
136,000	General Motors Co	4,148,000
	Total Automobiles	7,857,680
	Banks – 11.3%
295,000	Bank of America Corp	8,407,500
101,000	Citigroup Inc	6,409,460
15,000	Citizens Financial Group Inc	475,350
52,000	JPMorgan Chase & Co	6,037,720
7,000	PNC Financial Services Group Inc	884,800
63,000	Popular Inc	3,022,740
164,000	Wells Fargo & Co	6,699,400
39,000	Western Alliance Bancorp	1,795,560
	Total Banks	33,732,530
	Biotechnology – 4.1%
3,000	Alexion Pharmaceuticals Inc, (2)	282,090
16,000	Amgen Inc	3,195,680
13,000	Biogen Inc, (2)	4,009,070
71,000	Gilead Sciences Inc	4,924,560
	Total Biotechnology	12,411,400
	Building Products – 0.7%
37,000	Owens Corning	2,090,130
	Capital Markets – 7.5%
22,000	Ameriprise Financial Inc	3,108,600
23,000	Goldman Sachs Group Inc	4,617,710
62,000	Legg Mason Inc	3,088,840
95,000	Morgan Stanley	4,277,850
56,000	State Street Corp	3,814,160

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Capital Markets (continued)
30,000	T Rowe Price Group Inc	$ 3,540,300
	Total Capital Markets	22,447,460
	Construction & Engineering – 1.1%
75,000	AECOM, (2)	3,370,500
	Consumer Finance – 3.0%
48,000	Ally Financial Inc	1,203,360
48,000	Capital One Financial Corp	4,236,480
14,000	OneMain Holdings Inc	514,500
304,000	SLM Corp	3,152,480
	Total Consumer Finance	9,106,820
	Containers & Packaging – 2.0%
69,000	Berry Global Group Inc, (2)	2,619,240
87,000	International Paper Co	3,215,520
	Total Containers & Packaging	5,834,760
	Diversified Consumer Services – 0.1%
21,000	H&R Block Inc	434,070
	Diversified Financial Services – 1.2%
17,000	Berkshire Hathaway Inc, (2)	3,507,780
	Diversified Telecommunication Services – 4.2%
257,000	AT&T Inc	9,051,540
282,000	CenturyLink Inc	3,403,740
	Total Diversified Telecommunication Services	12,455,280
	Electrical Equipment – 1.0%
39,000	Regal Beloit Corp	3,027,960
	Electronic Equipment, Instruments & Components – 1.0%
93,000	Jabil Inc	2,980,650
	Health Care Providers & Services – 10.4%
4,900	AmerisourceBergen Corp	413,168
16,000	Anthem Inc	4,113,440
69,000	Cardinal Health Inc	3,596,280
22,000	Cigna Corp	4,024,680
84,000	CVS Health Corp	4,971,120
42,000	DaVita Inc, (2)	3,260,040
26,000	HCA Inc	3,302,260
12,000	Humana Inc	3,836,160
25,000	McKesson Corp	3,496,500
	Total Health Care Providers & Services	31,013,648

Shares	Description (1)	Value
	Household Durables – 2.2%
63,000	DR Horton Inc	$3,356,010
25,000	Whirlpool Corp	3,196,500
	Total Household Durables	6,552,510
	Independent Power & Renewable Electricity Producers – 1.1%
163,000	Vistra Energy Corp	3,134,490
	Industrial Conglomerates – 1.0%
21,000	Carlisle Cos Inc	3,051,090
	Insurance – 4.2%
60,000	Aflac Inc	2,571,000
77,000	Assured Guaranty Ltd	3,142,370
10,000	Athene Holding Ltd, (2)	412,500
62,000	Lincoln National Corp	2,814,180
88,000	MetLife Inc	3,759,360
	Total Insurance	12,699,410
	Internet & Direct Marketing Retail – 2.0%
86,000	eBay Inc	2,979,040
31,000	Expedia Group Inc	3,057,220
	Total Internet & Direct Marketing Retail	6,036,260
	IT Services – 0.9%
39,000	Booz Allen Hamilton Holding Corp	2,780,700
	Machinery – 3.3%
23,000	Cummins Inc	3,479,670
51,000	PACCAR Inc	3,411,900
65,000	Timken Co	2,914,600
	Total Machinery	9,806,170
	Media – 2.2%
128,000	Discovery Inc, (2)	3,289,600
48,000	Omnicom Group Inc	3,325,440
	Total Media	6,615,040
	Metals & Mining – 3.0%
66,000	Nucor Corp	2,729,100
30,000	Reliance Steel & Aluminum Co	3,068,700
123,000	Steel Dynamics Inc	3,275,490
	Total Metals & Mining	9,073,290
	Multiline Retail – 1.4%
41,000	Target Corp	4,223,000
	Oil, Gas & Consumable Fuels – 5.0%
102,000	CONSOL Energy Inc, (2)	580,380

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
547,000	EQT Corp	$3,210,890
474,000	Extraction Oil & Gas Inc, (2)	326,349
378,000	Gulfport Energy Corp, (2)	309,809
528,000	Kosmos Energy Ltd	1,610,400
43,000	Parsley Energy Inc	576,200
1,076,000	Range Resources Corp	2,980,520
48,000	Valero Energy Corp	3,180,000
222,000	WPX Energy Inc, (2)	2,071,260
	Total Oil, Gas & Consumable Fuels	14,845,808
	Paper & Forest Products – 0.5%
55,000	Domtar Corp	1,582,350
	Personal Products – 0.3%
31,000	Herbalife Nutrition Ltd, (2)	1,003,160
	Pharmaceuticals – 2.8%
73,000	Bristol-Myers Squibb Co	4,311,380
26,000	Jazz Pharmaceuticals PLC, (2)	2,979,080
9,000	Johnson & Johnson	1,210,320
	Total Pharmaceuticals	8,500,780
	Professional Services – 1.0%
40,000	ManpowerGroup Inc	3,037,600
	Real Estate Management & Development – 1.4%
60,000	CBRE Group Inc, (2)	3,368,400
6,000	Jones Lang LaSalle Inc	886,620
	Total Real Estate Management & Development	4,255,020
	Semiconductors & Semiconductor Equipment – 2.9%
156,000	Intel Corp	8,661,120
	Specialty Retail – 2.3%
46,000	Best Buy Co Inc	3,479,900
31,000	Murphy USA Inc, (2)	3,022,500
5,000	Williams-Sonoma Inc	311,950
	Total Specialty Retail	6,814,350
	Technology Hardware, Storage & Peripherals – 4.9%
72,000	Dell Technologies Inc, (2)	2,913,120
265,000	Hewlett Packard Enterprise Co	3,389,350
183,000	HP Inc	3,804,570
58,000	NCR Corp, (2)	1,461,600
96,000	Xerox Holdings Corp	3,091,200
	Total Technology Hardware, Storage & Peripherals	14,659,840

Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 1.1%
272,000	MGIC Investment Corp	$ 3,272,160
	Wireless Telecommunication Services – 0.9%
132,000	Telephone & Data Systems Inc	2,658,480
	Total Long-Term Investments (cost $315,496,930)	295,411,196

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 3,759	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/20, repurchase price $3,759,521, collateralized by $3,055,000 U.S. Treasury Bonds, 3.000%, due 11/15/45, value $3,840,434	0.650%	3/02/20	$ 3,759,317
	Total Short-Term Investments (cost $3,759,317)			3,759,317
	Total Investments (cost $319,256,247) – 99.9%			299,170,513
	Other Assets Less Liabilities – 0.1%			405,570
	Net Assets – 100%			$ 299,576,083
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Core Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Aerospace & Defense – 0.3%
35,000	Spirit AeroSystems Holdings Inc	$ 1,849,400
	Air Freight & Logistics – 0.9%
78,000	XPO Logistics Inc, (2)	5,769,660
	Airlines – 1.0%
142,000	Southwest Airlines Co	6,558,980
	Automobiles – 1.9%
616,000	Ford Motor Co	4,287,360
258,000	General Motors Co	7,869,000
	Total Automobiles	12,156,360
	Banks – 3.6%
418,000	Bank of America Corp	11,913,000
24,000	JPMorgan Chase & Co	2,786,640
50,000	Popular Inc	2,399,000
132,000	Western Alliance Bancorp	6,077,280
	Total Banks	23,175,920
	Biotechnology – 5.2%
117,000	AbbVie Inc	10,028,070
45,000	Amgen Inc	8,987,850
25,000	Biogen Inc, (2)	7,709,750
89,000	Incyte Corp, (2)	6,711,490
	Total Biotechnology	33,437,160
	Building Products – 0.5%
69,000	Masco Corp	2,851,080
	Capital Markets – 5.1%
93,000	Evercore Inc	6,195,660
75,000	Legg Mason Inc	3,736,500
78,000	LPL Financial Holdings Inc	6,199,440
30,000	S&P Global Inc	7,977,300
20,000	State Street Corp	1,362,200
62,000	T Rowe Price Group Inc	7,316,620
	Total Capital Markets	32,787,720
	Construction & Engineering – 1.2%
51,000	AECOM, (2)	2,291,940

Shares	Description (1)	Value
	Construction & Engineering (continued)
129,000	Arcosa Inc	$ 5,541,840
	Total Construction & Engineering	7,833,780
	Consumer Finance – 2.8%
84,000	Capital One Financial Corp	7,413,840
341,000	Navient Corp	3,829,430
655,000	SLM Corp	6,792,350
	Total Consumer Finance	18,035,620
	Containers & Packaging – 2.0%
165,000	Berry Global Group Inc, (2)	6,263,400
181,000	International Paper Co	6,689,760
	Total Containers & Packaging	12,953,160
	Diversified Financial Services – 0.6%
17,000	Berkshire Hathaway Inc, (2)	3,507,780
	Diversified Telecommunication Services – 2.4%
350,000	AT&T Inc	12,327,000
255,000	CenturyLink Inc	3,077,850
	Total Diversified Telecommunication Services	15,404,850
	Electrical Equipment – 1.2%
162,000	GrafTech International Ltd	1,321,920
81,000	Regal Beloit Corp	6,288,840
	Total Electrical Equipment	7,610,760
	Electronic Equipment, Instruments & Components – 1.0%
193,000	Jabil Inc	6,185,650
	Entertainment – 2.1%
70,000	Electronic Arts Inc, (2)	7,095,900
969,000	Zynga Inc, (2)	6,501,990
	Total Entertainment	13,597,890
	Health Care Providers & Services – 8.7%
83,000	AmerisourceBergen Corp	6,998,560
32,000	Anthem Inc	8,226,880
140,000	Cardinal Health Inc	7,296,800
87,000	DaVita Inc, (2)	6,752,940
23,000	Humana Inc	7,352,640
50,000	McKesson Corp	6,993,000
47,000	UnitedHealth Group Inc	11,983,120
	Total Health Care Providers & Services	55,603,940
	Hotels, Restaurants & Leisure – 0.7%
43,000	Hilton Worldwide Holdings Inc	4,179,600

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Household Durables – 1.5%
123,000	DR Horton Inc	$6,552,210
24,000	Whirlpool Corp	3,068,640
	Total Household Durables	9,620,850
	Independent Power & Renewable Electricity Producers – 1.0%
344,000	Vistra Energy Corp	6,615,120
	Industrial Conglomerates – 1.1%
46,000	Carlisle Cos Inc	6,683,340
	Insurance – 2.7%
57,000	Assured Guaranty Ltd	2,326,170
53,000	Athene Holding Ltd, (2)	2,186,250
120,000	Lincoln National Corp	5,446,800
169,000	MetLife Inc	7,219,680
	Total Insurance	17,178,900
	Interactive Media & Services – 3.6%
10,000	Alphabet Inc, (2)	13,392,500
48,000	Facebook Inc, (2)	9,238,560
	Total Interactive Media & Services	22,631,060
	Internet & Direct Marketing Retail – 5.5%
7,000	Amazon.com Inc, (2)	13,186,250
5,000	Booking Holdings Inc, (2)	8,478,300
201,000	eBay Inc	6,962,640
65,000	Expedia Group Inc	6,410,300
	Total Internet & Direct Marketing Retail	35,037,490
	IT Services – 3.3%
93,000	Booz Allen Hamilton Holding Corp	6,630,900
44,000	Mastercard Inc	12,771,000
8,000	Visa Inc	1,454,080
	Total IT Services	20,855,980
	Machinery – 1.5%
45,000	Cummins Inc	6,808,050
63,000	Timken Co	2,824,920
	Total Machinery	9,632,970
	Media – 1.0%
64,000	AMC Networks Inc, (2)	1,984,000
170,000	Discovery Inc, (2)	4,369,000
	Total Media	6,353,000
	Metals & Mining – 2.6%
65,000	Nucor Corp	2,687,750
67,000	Reliance Steel & Aluminum Co	6,853,430

Shares	Description (1)	Value
	Metals & Mining (continued)
263,000	Steel Dynamics Inc	$ 7,003,690
	Total Metals & Mining	16,544,870
	Multiline Retail – 1.2%
72,000	Target Corp	7,416,000
	Oil, Gas & Consumable Fuels – 4.5%
1,299,000	EQT Corp	7,625,130
1,547,000	Extraction Oil & Gas Inc, (2)	1,065,109
523,000	Gulfport Energy Corp, (2)	428,651
279,000	Kosmos Energy Ltd	850,950
447,000	Parsley Energy Inc	5,989,800
2,335,000	Range Resources Corp	6,467,950
670,000	WPX Energy Inc, (2)	6,251,100
	Total Oil, Gas & Consumable Fuels	28,678,690
	Paper & Forest Products – 0.5%
112,000	Domtar Corp	3,222,240
	Personal Products – 0.2%
42,000	Herbalife Nutrition Ltd, (2)	1,359,120
	Pharmaceuticals – 2.9%
162,000	Bristol-Myers Squibb Co	9,567,720
58,000	Jazz Pharmaceuticals PLC, (2)	6,645,640
18,000	Johnson & Johnson	2,420,640
	Total Pharmaceuticals	18,634,000
	Professional Services – 1.0%
82,000	ManpowerGroup Inc	6,227,080
	Real Estate Management & Development – 2.1%
121,000	CBRE Group Inc, (2)	6,792,940
45,000	Jones Lang LaSalle Inc	6,649,650
	Total Real Estate Management & Development	13,442,590
	Road & Rail – 0.2%
12,000	Landstar System Inc	1,211,640
	Semiconductors & Semiconductor Equipment – 1.5%
119,000	QUALCOMM Inc	9,317,700
	Software – 8.0%
67,000	Fortinet Inc, (2)	6,838,020
219,000	Microsoft Corp	35,480,190
174,000	Oracle Corp	8,606,040
	Total Software	50,924,250

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Specialty Retail – 2.1%
89,000	Best Buy Co Inc	$6,732,850
70,000	Murphy USA Inc, (2)	6,825,000
	Total Specialty Retail	13,557,850
	Technology Hardware, Storage & Peripherals – 8.7%
127,000	Apple Inc	34,716,720
147,000	Dell Technologies Inc, (2)	5,947,620
536,000	Hewlett Packard Enterprise Co	6,855,440
329,000	HP Inc	6,839,910
31,000	Xerox Holdings Corp	998,200
	Total Technology Hardware, Storage & Peripherals	55,357,890
	Thrifts & Mortgage Finance – 1.1%
584,000	MGIC Investment Corp	7,025,520
	Wireless Telecommunication Services – 0.9%
291,000	Telephone & Data Systems Inc	5,860,740
	Total Long-Term Investments (cost $624,023,019)	636,888,200
	Other Assets Less Liabilities – 0.1%	746,312
	Net Assets – 100%	$ 637,634,512
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.7%
	COMMON STOCKS – 98.7%
	Aerospace & Defense – 1.0%
45,000	Spirit AeroSystems Holdings Inc	$ 2,377,800
	Air Freight & Logistics – 0.9%
31,000	XPO Logistics Inc, (2)	2,293,070
	Airlines – 2.4%
22,000	Delta Air Lines Inc	1,014,860
57,000	Southwest Airlines Co	2,632,830
38,000	United Airlines Holdings Inc, (2)	2,340,420
	Total Airlines	5,988,110
	Banks – 0.9%
50,000	Western Alliance Bancorp	2,302,000
	Biotechnology – 7.0%
56,000	AbbVie Inc	4,799,760
21,000	Amgen Inc	4,194,330
9,000	Biogen Inc, (2)	2,775,510
37,000	Gilead Sciences Inc	2,566,320
37,000	Incyte Corp, (2)	2,790,170
	Total Biotechnology	17,126,090
	Capital Markets – 3.3%
16,000	Ameriprise Financial Inc	2,260,800
35,000	Evercore Inc	2,331,700
32,000	LPL Financial Holdings Inc	2,543,360
4,000	S&P Global Inc	1,063,640
	Total Capital Markets	8,199,500
	Commercial Services & Supplies – 1.0%
9,000	Cintas Corp	2,400,660
	Construction Materials – 1.0%
31,000	Eagle Materials Inc	2,446,830
	Containers & Packaging – 1.0%
7,000	Berry Global Group Inc, (2)	265,720
60,000	International Paper Co	2,217,600
	Total Containers & Packaging	2,483,320

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Diversified Consumer Services – 1.0%
119,000	H&R Block Inc	$ 2,459,730
	Electronic Equipment, Instruments & Components – 0.9%
70,000	Jabil Inc	2,243,500
	Entertainment – 1.1%
382,000	Zynga Inc, (2)	2,563,220
	Equity Real Estate Investment Trust – 0.7%
8,000	American Tower Corp	1,814,400
	Food & Staples Retailing – 0.3%
3,000	Costco Wholesale Corp	843,420
	Health Care Providers & Services – 8.3%
32,000	AmerisourceBergen Corp	2,698,240
7,551	Cardinal Health Inc	393,558
16,000	Cigna Corp	2,927,040
20,000	HCA Inc	2,540,200
9,000	Humana Inc	2,877,120
17,000	McKesson Corp	2,377,620
26,000	UnitedHealth Group Inc	6,628,960
	Total Health Care Providers & Services	20,442,738
	Hotels, Restaurants & Leisure – 0.9%
89,000	MGM Resorts International	2,185,840
2,000	Wyndham Hotels & Resorts Inc	101,900
	Total Hotels, Restaurants & Leisure	2,287,740
	Household Durables – 2.0%
59,000	PulteGroup Inc	2,371,800
33,000	Tempur Sealy International Inc, (2)	2,466,750
	Total Household Durables	4,838,550
	Industrial Conglomerates – 1.1%
19,000	Carlisle Cos Inc	2,760,510
	Insurance – 2.0%
60,000	Athene Holding Ltd, (2)	2,475,000
21,000	Primerica Inc	2,338,140
	Total Insurance	4,813,140
	Interactive Media & Services – 7.3%
9,000	Alphabet Inc, (2)	12,053,250
30,000	Facebook Inc, (2)	5,774,100
	Total Interactive Media & Services	17,827,350

Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 8.1%
5,000	Amazon.com Inc, (2)	$9,418,750
3,000	Booking Holdings Inc, (2)	5,086,980
86,000	eBay Inc	2,979,040
25,000	Expedia Group Inc	2,465,500
	Total Internet & Direct Marketing Retail	19,950,270
	IT Services – 5.3%
36,000	Booz Allen Hamilton Holding Corp	2,566,800
24,000	Mastercard Inc	6,966,000
19,000	Visa Inc	3,453,440
	Total IT Services	12,986,240
	Machinery – 1.0%
7,000	Allison Transmission Holdings Inc	284,200
15,000	Cummins Inc	2,269,350
	Total Machinery	2,553,550
	Media – 2.3%
10,000	AMC Networks Inc, (2)	310,000
120,000	Interpublic Group of Cos Inc	2,563,200
38,000	Omnicom Group Inc	2,632,640
	Total Media	5,505,840
	Metals & Mining – 0.9%
80,000	Steel Dynamics Inc	2,130,400
	Multiline Retail – 1.1%
25,000	Target Corp	2,575,000
	Oil, Gas & Consumable Fuels – 1.2%
55,000	EQT Corp	322,850
40,000	Gulfport Energy Corp, (2)	32,784
193,000	Parsley Energy Inc	2,586,200
	Total Oil, Gas & Consumable Fuels	2,941,834
	Personal Products – 0.3%
23,000	Herbalife Nutrition Ltd, (2)	744,280
	Pharmaceuticals – 2.8%
64,000	Bristol-Myers Squibb Co	3,779,840
20,000	Jazz Pharmaceuticals PLC, (2)	2,291,600
9,000	Merck & Co Inc	689,040
	Total Pharmaceuticals	6,760,480
	Real Estate Management & Development – 2.0%
47,000	CBRE Group Inc, (2)	2,638,580
16,000	Jones Lang LaSalle Inc	2,364,320
	Total Real Estate Management & Development	5,002,900

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – 1.1%
26,000	Landstar System Inc	$ 2,625,220
	Semiconductors & Semiconductor Equipment – 2.5%
99,000	ON Semiconductor Corp, (2)	1,847,340
53,000	QUALCOMM Inc	4,149,900
	Total Semiconductors & Semiconductor Equipment	5,997,240
	Software – 12.1%
1,000	Adobe Inc, (2)	345,120
9,000	Dynatrace Inc, (2)	290,700
27,000	Fortinet Inc, (2)	2,755,620
143,000	Microsoft Corp	23,167,430
62,000	Oracle Corp	3,066,520
	Total Software	29,625,390
	Specialty Retail – 1.7%
33,000	Best Buy Co Inc	2,496,450
25,000	Williams-Sonoma Inc	1,559,750
	Total Specialty Retail	4,056,200
	Technology Hardware, Storage & Peripherals – 12.2%
84,000	Apple Inc	22,962,240
59,000	Dell Technologies Inc, (2)	2,387,140
122,000	HP Inc	2,536,380
84,000	NCR Corp, (2)	2,116,800
	Total Technology Hardware, Storage & Peripherals	30,002,560
	Total Long-Term Investments (cost $185,840,064)	241,969,082

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.4%
	REPURCHASE AGREEMENTS – 1.4%
$ 3,417	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/20, repurchase price $3,417,363, collateralized by $3,005,000 U.S. Treasury Notes, 3.125%, due 11/15/28, value $3,490,190	0.650%	3/02/20	$ 3,417,178
	Total Short-Term Investments (cost $3,417,178)			3,417,178
	Total Investments (cost $189,257,242) – 100.1%			245,386,260
	Other Assets Less Liabilities – (0.1)%			(283,089)
	Net Assets – 100%			$ 245,103,171
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 122.5%
	COMMON STOCKS – 122.5%
	Air Freight & Logistics – 1.0%
31,700	XPO Logistics Inc, (2)	$ 2,344,849
	Airlines – 0.9%
49,500	Delta Air Lines Inc	2,283,435
	Banks – 5.4%
144,000	Bank of America Corp	4,104,000
51,400	Citigroup Inc	3,261,844
28,800	JPMorgan Chase & Co	3,343,968
51,500	Western Alliance Bancorp	2,371,060
	Total Banks	13,080,872
	Beverages – 1.2%
45,400	Monster Beverage Corp, (2)	2,833,414
	Biotechnology – 7.7%
40,500	AbbVie Inc	3,471,255
16,500	Amgen Inc	3,295,545
9,900	Biogen Inc, (2)	3,053,061
47,000	Gilead Sciences Inc	3,259,920
32,200	Incyte Corp, (2)	2,428,202
14,000	Vertex Pharmaceuticals Inc, (2)	3,136,420
	Total Biotechnology	18,644,403
	Building Products – 2.2%
43,000	Fortune Brands Home & Security Inc	2,655,250
46,600	Owens Corning	2,632,434
	Total Building Products	5,287,684
	Capital Markets – 4.4%
56,000	Legg Mason Inc	2,789,920
32,700	LPL Financial Holdings Inc	2,598,996
56,000	Morgan Stanley	2,521,680
9,800	S&P Global Inc	2,605,918
	Total Capital Markets	10,516,514
	Commercial Services & Supplies – 2.3%
421,000	ADT Inc	2,690,190
10,500	Cintas Corp	2,800,770
	Total Commercial Services & Supplies	5,490,960

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Communications Equipment – 1.1%
73,000	EchoStar Corp, (2)	$ 2,549,160
	Construction & Engineering – 1.1%
59,500	AECOM, (2)	2,673,930
	Construction Materials – 1.1%
35,000	Eagle Materials Inc	2,762,550
	Consumer Finance – 0.8%
22,100	Capital One Financial Corp	1,950,546
	Containers & Packaging – 1.1%
69,000	Berry Global Group Inc, (2)	2,619,240
	Diversified Consumer Services – 1.1%
60,000	frontdoor Inc, (2)	2,544,000
	Diversified Financial Services – 2.1%
134,000	Jefferies Financial Group Inc	2,641,140
45,700	Voya Financial Inc	2,405,648
	Total Diversified Financial Services	5,046,788
	Diversified Telecommunication Services – 1.8%
122,000	AT&T Inc	4,296,840
	Electrical Equipment – 1.1%
33,500	Regal Beloit Corp	2,600,940
	Electronic Equipment, Instruments & Components – 0.8%
60,000	Jabil Inc	1,923,000
	Entertainment – 2.4%
28,100	Electronic Arts Inc, (2)	2,848,497
424,000	Zynga Inc, (2)	2,845,040
	Total Entertainment	5,693,537
	Equity Real Estate Investment Trust – 1.4%
14,550	American Tower Corp	3,299,940
	Food & Staples Retailing – 1.3%
10,800	Costco Wholesale Corp	3,036,312
	Health Care Providers & Services – 8.3%
6,225	Chemed Corp	2,599,685
17,400	Cigna Corp	3,183,156
34,700	DaVita Inc, (2)	2,693,414
8,600	Humana Inc	2,749,248
17,500	McKesson Corp	2,447,550

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
18,000	Molina Healthcare Inc, (2)	$2,205,900
16,300	UnitedHealth Group Inc	4,155,848
	Total Health Care Providers & Services	20,034,801
	Hotels, Restaurants & Leisure – 3.2%
28,700	Hilton Worldwide Holdings Inc	2,789,640
101,000	MGM Resorts International	2,480,560
61,000	Wyndham Destinations Inc	2,433,900
	Total Hotels, Restaurants & Leisure	7,704,100
	Household Durables – 2.9%
116,000	Newell Brands Inc	1,789,880
66,500	PulteGroup Inc	2,673,300
19,800	Whirlpool Corp	2,531,628
	Total Household Durables	6,994,808
	Household Products – 1.1%
51,000	Spectrum Brands Holdings Inc	2,748,390
	Independent Power & Renewable Electricity Producers – 2.0%
73,000	NRG Energy Inc	2,424,330
125,000	Vistra Energy Corp	2,403,750
	Total Independent Power & Renewable Electricity Producers	4,828,080
	Industrial Conglomerates – 1.1%
19,000	Carlisle Cos Inc	2,760,510
	Insurance – 1.0%
22,500	Primerica Inc	2,505,150
	Interactive Media & Services – 3.7%
2,500	Alphabet Inc, (2)	3,348,125
28,800	Facebook Inc, (2)	5,543,136
	Total Interactive Media & Services	8,891,261
	Internet & Direct Marketing Retail – 3.4%
1,450	Amazon.com Inc, (2)	2,731,438
1,725	Booking Holdings Inc, (2)	2,925,013
71,500	eBay Inc	2,476,760
	Total Internet & Direct Marketing Retail	8,133,211
	IT Services – 6.1%
37,300	Booz Allen Hamilton Holding Corp	2,659,490
11,300	CACI International Inc, (2)	2,768,726
9,500	FleetCor Technologies Inc, (2)	2,525,005
15,100	Mastercard Inc	4,382,775
13,700	Visa Inc	2,490,112
	Total IT Services	14,826,108

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Leisure Products – 0.7%
32,000	Brunswick Corp	$ 1,702,400
	Machinery – 1.8%
13,600	Cummins Inc	2,057,544
53,500	Timken Co	2,398,940
	Total Machinery	4,456,484
	Media – 3.6%
93,000	Comcast Corp	3,759,990
105,000	Interpublic Group of Cos Inc	2,242,800
40,200	Omnicom Group Inc	2,785,056
	Total Media	8,787,846
	Metals & Mining – 1.6%
26,000	Reliance Steel & Aluminum Co	2,659,540
48,000	Steel Dynamics Inc	1,278,240
	Total Metals & Mining	3,937,780
	Multiline Retail – 1.2%
29,000	Target Corp	2,987,000
	Oil, Gas & Consumable Fuels – 3.3%
54,500	ConocoPhillips	2,638,890
63,000	Devon Energy Corp	1,023,120
175,000	Parsley Energy Inc	2,345,000
215,000	WPX Energy Inc, (2)	2,005,950
	Total Oil, Gas & Consumable Fuels	8,012,960
	Pharmaceuticals – 5.2%
13,600	Allergan PLC	2,593,112
59,500	Bristol-Myers Squibb Co	3,514,070
25,000	Jazz Pharmaceuticals PLC, (2)	2,864,500
46,700	Merck & Co Inc	3,575,352
	Total Pharmaceuticals	12,547,034
	Professional Services – 1.2%
32,200	TransUnion	2,863,224
	Real Estate Management & Development – 2.2%
49,600	CBRE Group Inc, (2)	2,784,544
17,100	Jones Lang LaSalle Inc	2,526,867
	Total Real Estate Management & Development	5,311,411
	Road & Rail – 2.3%
18,500	Kansas City Southern	2,787,580
26,800	Landstar System Inc	2,705,996
	Total Road & Rail	5,493,576

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 3.1%
73,700	Intel Corp	$4,091,824
41,800	QUALCOMM Inc	3,272,940
	Total Semiconductors & Semiconductor Equipment	7,364,764
	Software – 14.2%
8,400	Adobe Inc, (2)	2,899,008
8,200	Autodesk Inc, (2)	1,565,216
24,900	Citrix Systems Inc	2,574,411
91,500	Dynatrace Inc, (2)	2,955,450
7,500	Fair Isaac Corp, (2)	2,820,225
27,000	Fortinet Inc, (2)	2,755,620
65,200	Microsoft Corp	10,563,052
128,000	Nuance Communications Inc, (2)	2,767,360
64,000	Oracle Corp	3,165,440
8,300	Paycom Software Inc, (2)	2,345,995
	Total Software	34,411,777
	Specialty Retail – 1.8%
36,500	Best Buy Co Inc	2,761,225
28,000	TJX Cos Inc	1,674,400
	Total Specialty Retail	4,435,625
	Technology Hardware, Storage & Peripherals – 5.2%
32,500	Apple Inc	8,884,200
88,500	NCR Corp, (2)	2,230,200
45,500	Xerox Holdings Corp	1,465,100
	Total Technology Hardware, Storage & Peripherals	12,579,500
	Total Long-Term Investments (cost $283,043,704)	295,796,714

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 57.0%
	REPURCHASE AGREEMENTS – 57.0%
$ 137,711	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/20, repurchase price $137,718,433, collateralized by $124,290,000 U.S. Treasury Notes, 2.875%, due 8/15/28, value $140,470,072	0.650%	2/02/20	$ 137,710,974
	Total Short-Term Investments (cost $137,710,974)			137,710,974
	Total Investments (cost $420,754,678) – 179.5%			433,507,688

Shares	Description (1)	Value
COMMON STOCKS SOLD SHORT – (56.8)% (3)
Aerospace & Defense – (0.3)%
(2,500)	Boeing Co	$ (687,775)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Air Freight & Logistics – (0.7)%
(12,600)	FedEx Corp	$ (1,778,742)
	Automobiles – (0.3)%
(925)	Tesla Inc, (2)	(617,891)
	Banks – (0.7)%
(21,500)	Cullen/Frost Bankers Inc	(1,685,385)
	Biotechnology – (1.2)%
(32,500)	Ionis Pharmaceuticals Inc, (2)	(1,650,350)
(11,400)	Sarepta Therapeutics Inc, (2)	(1,304,958)
	Total Biotechnology	(2,955,308)
	Building Products – (0.5)%
(118,000)	Resideo Technologies Inc, (2)	(1,268,500)
	Capital Markets – (0.6)%
(79,000)	Virtu Financial Inc	(1,485,990)
	Chemicals – (2.5)%
(21,500)	Albemarle Corp	(1,759,775)
(22,000)	DuPont de Nemours Inc	(943,800)
(14,700)	International Flavors & Fragrances Inc	(1,760,766)
(100,000)	Mosaic Co	(1,703,000)
	Total Chemicals	(6,167,341)
	Commercial Services & Supplies – (1.5)%
(48,000)	Rollins Inc	(1,797,120)
(30,100)	Stericycle Inc, (2)	(1,728,643)
	Total Commercial Services & Supplies	(3,525,763)
	Construction & Engineering – (0.8)%
(49,000)	Quanta Services Inc	(1,868,370)
	Containers & Packaging – (0.7)%
(35,000)	Sonoco Products Co	(1,687,350)
	Diversified Consumer Services – (0.7)%
(46,000)	ServiceMaster Global Holdings Inc, (2)	(1,645,420)
	Electric Utilities – (1.4)%
(25,300)	Edison International	(1,699,907)
(19,900)	Eversource Energy	(1,720,554)
	Total Electric Utilities	(3,420,461)

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – (1.4)%
(70,000)	Corning Inc	$(1,670,200)
(13,600)	IPG Photonics Corp, (2)	(1,735,904)
	Total Electronic Equipment, Instruments & Components	(3,406,104)
	Energy Equipment & Services – (0.8)%
(74,000)	Halliburton Co	(1,255,040)
(180,000)	Transocean Ltd, (2)	(603,000)
	Total Energy Equipment & Services	(1,858,040)
	Entertainment – (3.2)%
(39,000)	Liberty Media Corp-Liberty Formula One, (2)	(1,523,340)
(6,500)	Madison Square Garden Co, (2)	(1,740,830)
(1,950)	Netflix Inc, (2)	(719,608)
(12,900)	Spotify Technology SA, (2)	(1,768,848)
(5,500)	Walt Disney Co	(647,075)
(31,000)	World Wrestling Entertainment Inc	(1,449,870)
	Total Entertainment	(7,849,571)
	Food & Staples Retailing – (0.8)%
(64,000)	Grocery Outlet Holding Corp, (2)	(2,025,600)
	Food Products – (2.9)%
(45,000)	Archer-Daniels-Midland Co	(1,694,250)
(12,800)	Beyond Meat Inc, (2)	(1,147,520)
(64,000)	Hain Celestial Group Inc, (2)	(1,518,720)
(42,500)	Hormel Foods Corp	(1,768,000)
(25,500)	TreeHouse Foods Inc, (2)	(971,805)
	Total Food Products	(7,100,295)
	Health Care Equipment & Supplies – (2.5)%
(25,700)	Cantel Medical Corp	(1,621,670)
(8,700)	ICU Medical Inc, (2)	(1,703,547)
(1,375)	Intuitive Surgical Inc, (2)	(734,195)
(7,500)	Penumbra Inc, (2)	(1,243,950)
(6,000)	Varian Medical Systems Inc, (2)	(737,820)
	Total Health Care Equipment & Supplies	(6,041,182)
	Health Care Providers & Services – (1.7)%
(55,000)	Acadia Healthcare Co Inc, (2)	(1,628,000)
(107,000)	Covetrus Inc, (2)	(1,188,770)
(16,000)	Guardant Health Inc, (2)	(1,391,360)
	Total Health Care Providers & Services	(4,208,130)
	Health Care Technology – (0.7)%
(124,000)	Change Healthcare Inc, (2)	(1,685,160)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – (2.5)%
(47,000)	Carnival Corp	$(1,572,620)
(16,200)	Darden Restaurants Inc	(1,579,500)
(28,000)	Yum China Holdings Inc	(1,226,120)
(19,400)	Yum! Brands Inc	(1,731,450)
	Total Hotels, Restaurants & Leisure	(6,109,690)
	Household Products – (1.0)%
(10,300)	Clorox Co	(1,642,026)
(16,500)	Energizer Holdings Inc	(709,335)
	Total Household Products	(2,351,361)
	Interactive Media & Services – (0.4)%
(17,500)	Zillow Group Inc, (2)	(976,675)
	Internet & Direct Marketing Retail – (0.9)%
(31,200)	Grubhub Inc, (2)	(1,501,032)
(10,300)	Wayfair Inc, (2)	(651,063)
	Total Internet & Direct Marketing Retail	(2,152,095)
	IT Services – (2.1)%
(19,700)	Alliance Data Systems Corp	(1,691,836)
(6,700)	MongoDB Inc, (2)	(1,021,750)
(9,400)	Square Inc, (2)	(783,302)
(13,200)	Twilio Inc, (2)	(1,486,848)
	Total IT Services	(4,983,736)
	Life Sciences Tools & Services – (0.7)%
(47,000)	QIAGEN NV, (2)	(1,687,300)
	Machinery – (1.5)%
(12,600)	Snap-on Inc	(1,823,850)
(85,000)	Trinity Industries Inc	(1,729,750)
	Total Machinery	(3,553,600)
	Media – (0.6)%
(55,300)	ViacomCBS Inc	(1,360,933)
	Metals & Mining – (0.7)%
(160,000)	Freeport-McMoRan Inc	(1,593,600)
	Multiline Retail – (2.2)%
(21,000)	Dollar Tree Inc, (2)	(1,743,630)
(126,000)	Macy's Inc	(1,666,980)
(36,500)	Ollie's Bargain Outlet Holdings Inc, (2)	(1,856,755)
	Total Multiline Retail	(5,267,365)

Shares	Description (1)	Value
	Multi-Utilities – (1.2)%
(15,200)	Dominion Energy Inc	$(1,188,336)
(65,000)	NiSource Inc	(1,756,300)
	Total Multi-Utilities	(2,944,636)
	Oil, Gas & Consumable Fuels – (0.9)%
(12,000)	Exxon Mobil Corp	(617,280)
(28,000)	Hess Corp	(1,573,040)
	Total Oil, Gas & Consumable Fuels	(2,190,320)
	Pharmaceuticals – (0.7)%
(65,000)	Elanco Animal Health Inc, (2)	(1,781,000)
	Professional Services – (0.7)%
(12,600)	Equifax Inc	(1,789,704)
	Road & Rail – (1.7)%
(32,000)	Lyft Inc, (2)	(1,219,840)
(48,000)	Ryder System Inc	(1,825,920)
(28,000)	Uber Technologies Inc, (2)	(948,360)
	Total Road & Rail	(3,994,120)
	Semiconductors & Semiconductor Equipment – (1.6)%
(17,000)	Cree Inc, (2)	(760,410)
(36,200)	First Solar Inc, (2)	(1,656,874)
(9,100)	Monolithic Power Systems Inc	(1,443,624)
	Total Semiconductors & Semiconductor Equipment	(3,860,908)
	Software – (6.1)%
(34,000)	2U Inc, (2)	(799,340)
(23,000)	Elastic NV, (2)	(1,698,780)
(85,000)	FireEye Inc, (2)	(1,124,975)
(14,000)	New Relic Inc, (2)	(787,640)
(89,000)	PagerDuty Inc, (2)	(1,833,400)
(72,000)	Pluralsight Inc, (2)	(1,283,760)
(23,200)	PTC Inc, (2)	(1,752,760)
(8,300)	Splunk Inc, (2)	(1,222,839)
(8,600)	Workday Inc, (2)	(1,489,950)
(18,800)	Zendesk Inc, (2)	(1,491,028)
(25,000)	Zscaler Inc, (2)	(1,299,750)
	Total Software	(14,784,222)
	Specialty Retail – (2.2)%
(14,400)	Advance Auto Parts Inc	(1,914,912)
(17,500)	Five Below Inc, (2)	(1,696,625)
(6,600)	Ulta Beauty Inc, (2)	(1,696,794)
	Total Specialty Retail	(5,308,331)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals – (0.6)%
(90,000)	Pure Storage Inc, (2)	$ (1,373,400)
	Textiles, Apparel & Luxury Goods – (1.4)%
(60,500)	Capri Holdings Ltd, (2)	(1,562,110)
(21,000)	Columbia Sportswear Co	(1,707,300)
	Total Textiles, Apparel & Luxury Goods	(3,269,410)
	Trading Companies & Distributors – (0.7)%
(51,000)	Fastenal Co	(1,745,220)
	Water Utilities – (0.5)%
(27,500)	Essential Utilities Inc	(1,182,775)
	Total Common Stocks Sold Short (proceeds $157,349,499)	(137,228,779)
	Other Assets Less Liabilities – (22.7)%	(54,716,888)
	Net Assets – 100%	$ 241,562,021
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $291,328,226 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 88.6%
	COMMON STOCKS – 88.6%
	Aerospace & Defense – 0.9%
66,000	Spirit AeroSystems Holdings Inc	$ 3,487,440
	Air Freight & Logistics – 0.8%
43,000	XPO Logistics Inc, (2)	3,180,710
	Airlines – 0.8%
74,000	Southwest Airlines Co	3,418,060
	Automobiles – 1.8%
475,000	Ford Motor Co	3,306,000
127,000	General Motors Co	3,873,500
	Total Automobiles	7,179,500
	Banks – 2.2%
31,000	Citigroup Inc	1,967,260
76,000	Popular Inc	3,646,480
76,000	Western Alliance Bancorp	3,499,040
	Total Banks	9,112,780
	Biotechnology – 1.8%
46,000	AbbVie Inc	3,942,660
11,000	Biogen Inc, (2)	3,392,290
	Total Biotechnology	7,334,950
	Building Products – 0.9%
65,000	Owens Corning	3,671,850
	Capital Markets – 2.9%
37,000	Evercore Inc	2,464,940
72,000	Legg Mason Inc	3,587,040
47,000	LPL Financial Holdings Inc	3,735,560
18,000	T Rowe Price Group Inc	2,124,180
	Total Capital Markets	11,911,720
	Construction & Engineering – 1.9%
81,000	AECOM, (2)	3,640,140
90,000	Arcosa Inc	3,866,400
	Total Construction & Engineering	7,506,540
	Construction Materials – 0.9%
45,000	Eagle Materials Inc	3,551,850

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Consumer Finance – 1.2%
81,000	Navient Corp	$909,630
367,000	SLM Corp	3,805,790
	Total Consumer Finance	4,715,420
	Containers & Packaging – 2.7%
91,000	Berry Global Group Inc, (2)	3,454,360
284,000	Graphic Packaging Holding Co	3,839,680
97,000	International Paper Co	3,585,120
	Total Containers & Packaging	10,879,160
	Diversified Telecommunication Services – 1.1%
109,000	AT&T Inc	3,838,980
65,000	CenturyLink Inc	784,550
	Total Diversified Telecommunication Services	4,623,530
	Electrical Equipment – 1.6%
382,000	GrafTech International Ltd	3,117,120
45,000	Regal Beloit Corp	3,493,800
	Total Electrical Equipment	6,610,920
	Electronic Equipment, Instruments & Components – 2.6%
53,000	Arrow Electronics Inc, (2)	3,554,180
110,000	Avnet Inc	3,374,800
118,000	Jabil Inc	3,781,900
	Total Electronic Equipment, Instruments & Components	10,710,880
	Energy Equipment & Services – 0.8%
568,000	Patterson-UTI Energy Inc	3,254,640
	Entertainment – 1.5%
22,000	Electronic Arts Inc, (2)	2,230,140
547,000	Zynga Inc, (2)	3,670,370
	Total Entertainment	5,900,510
	Health Care Providers & Services – 6.5%
43,000	AmerisourceBergen Corp	3,625,760
14,000	Anthem Inc	3,599,260
76,000	Cardinal Health Inc	3,961,120
48,000	DaVita Inc, (2)	3,725,760
12,000	Humana Inc	3,836,160
26,000	McKesson Corp	3,636,360
15,000	UnitedHealth Group Inc	3,824,400
	Total Health Care Providers & Services	26,208,820
	Hotels, Restaurants & Leisure – 2.5%
93,000	Hilton Grand Vacations Inc, (2)	2,479,380
33,000	Hyatt Hotels Corp	2,527,800

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
128,000	MGM Resorts International	$3,143,680
43,000	Wyndham Hotels & Resorts Inc	2,190,850
	Total Hotels, Restaurants & Leisure	10,341,710
	Household Durables – 2.7%
90,000	PulteGroup Inc	3,618,000
50,000	Tempur Sealy International Inc, (2)	3,737,500
27,000	Whirlpool Corp	3,452,220
	Total Household Durables	10,807,720
	Household Products – 0.1%
10,000	Spectrum Brands Holdings Inc	538,900
	Independent Power & Renewable Electricity Producers – 0.8%
179,000	Vistra Energy Corp	3,442,170
	Industrial Conglomerates – 1.0%
27,000	Carlisle Cos Inc	3,922,830
	Insurance – 3.1%
91,000	Assured Guaranty Ltd	3,713,710
82,000	Athene Holding Ltd, (2)	3,382,500
48,000	Lincoln National Corp	2,178,720
80,000	MetLife Inc	3,417,600
	Total Insurance	12,692,530
	Internet & Direct Marketing Retail – 3.1%
3,000	Booking Holdings Inc, (2)	5,086,980
108,000	eBay Inc	3,741,120
37,000	Expedia Group Inc	3,648,940
	Total Internet & Direct Marketing Retail	12,477,040
	IT Services – 2.7%
50,000	Booz Allen Hamilton Holding Corp	3,565,000
14,000	CACI International Inc, (2)	3,430,280
13,000	Mastercard Inc	3,773,250
	Total IT Services	10,768,530
	Machinery – 3.4%
58,000	AGCO Corp	3,504,940
23,000	Cummins Inc	3,479,670
142,000	Gates Industrial Corp PLC, (2)	1,485,320
27,000	PACCAR Inc	1,806,300
78,000	Timken Co	3,497,520
	Total Machinery	13,773,750
	Media – 2.7%
113,000	AMC Networks Inc, (2)	3,503,000

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Media (continued)
148,000	Discovery Inc, (2)	$3,803,600
171,000	Interpublic Group of Cos Inc	3,652,560
	Total Media	10,959,160
	Metals & Mining – 3.7%
260,000	Alcoa Corp, (2)	3,606,200
85,000	Nucor Corp	3,514,750
38,000	Reliance Steel & Aluminum Co	3,887,020
146,000	Steel Dynamics Inc	3,887,980
	Total Metals & Mining	14,895,950
	Multiline Retail – 0.9%
34,000	Target Corp	3,502,000
	Oil, Gas & Consumable Fuels – 5.6%
236,000	Centennial Resource Development Inc, (2)	559,320
672,000	EQT Corp	3,944,640
1,307,000	Extraction Oil & Gas Inc, (2)	899,870
96,000	HollyFrontier Corp	3,233,280
1,192,000	Kosmos Energy Ltd	3,635,600
250,000	Parsley Energy Inc	3,350,000
1,353,000	Range Resources Corp	3,747,810
377,000	WPX Energy Inc, (2)	3,517,410
	Total Oil, Gas & Consumable Fuels	22,887,930
	Paper & Forest Products – 0.9%
120,000	Domtar Corp	3,452,400
	Personal Products – 0.9%
112,000	Herbalife Nutrition Ltd, (2)	3,624,320
	Pharmaceuticals – 1.8%
61,000	Bristol-Myers Squibb Co	3,602,660
33,000	Jazz Pharmaceuticals PLC, (2)	3,781,140
	Total Pharmaceuticals	7,383,800
	Professional Services – 0.9%
46,000	ManpowerGroup Inc	3,493,240
	Real Estate Management & Development – 1.9%
71,000	CBRE Group Inc, (2)	3,985,940
25,000	Jones Lang LaSalle Inc	3,694,250
	Total Real Estate Management & Development	7,680,190
	Road & Rail – 0.9%
35,000	Landstar System Inc	3,533,950

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 1.9%
40,000	Qorvo Inc, (2)	$4,023,200
49,000	QUALCOMM Inc	3,836,700
	Total Semiconductors & Semiconductor Equipment	7,859,900
	Software – 6.5%
38,000	Citrix Systems Inc	3,928,820
10,000	Fair Isaac Corp, (2)	3,760,300
37,000	Fortinet Inc, (2)	3,776,220
22,000	Microsoft Corp	3,564,220
212,000	NortonLifeLock Inc	4,034,360
181,000	Nuance Communications Inc, (2)	3,913,220
71,000	Oracle Corp	3,511,660
	Total Software	26,488,800
	Specialty Retail – 1.5%
47,000	Best Buy Co Inc	3,555,550
26,000	Murphy USA Inc, (2)	2,535,000
	Total Specialty Retail	6,090,550
	Technology Hardware, Storage & Peripherals – 4.4%
14,000	Apple Inc	3,827,040
85,000	Dell Technologies Inc, (2)	3,439,100
303,000	Hewlett Packard Enterprise Co	3,875,370
127,000	NCR Corp, (2)	3,200,400
113,000	Xerox Holdings Corp	3,638,600
	Total Technology Hardware, Storage & Peripherals	17,980,510
	Thrifts & Mortgage Finance – 0.9%
304,000	MGIC Investment Corp	3,657,120
	Wireless Telecommunication Services – 0.9%
182,000	Telephone & Data Systems Inc	3,665,480
	Total Long-Term Investments (cost $392,736,246)	359,179,760

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 24.7%
	REPURCHASE AGREEMENTS – 24.7%
$ 99,968	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/20, repurchase price $99,973,179, collateralized by $93,870,000 U.S. Treasury Notes, 2.625%, due 12/31/25, value $101,970,230	0.650%	3/02/20	$ 99,967,764
	Total Short-Term Investments (cost $99,967,764)			99,967,764
	Total Investments (cost $492,704,010) – 113.3%			459,147,524

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (86.0)% (3)
	Aerospace & Defense – (0.9)%
(13,000)	Boeing Co	$ (3,576,430)
	Air Freight & Logistics – (0.9)%
(26,000)	FedEx Corp	(3,670,420)
	Automobiles – (0.8)%
(5,000)	Tesla Inc, (2)	(3,339,950)
	Banks – (0.2)%
(8,000)	Cullen/Frost Bankers Inc	(627,120)
	Biotechnology – (3.2)%
(76,000)	Agios Pharmaceuticals Inc, (2)	(3,608,480)
(19,000)	BioMarin Pharmaceutical Inc, (2)	(1,717,030)
(50,000)	Bluebird Bio Inc, (2)	(3,616,500)
(34,000)	Sarepta Therapeutics Inc, (2)	(3,891,980)
	Total Biotechnology	(12,833,990)
	Building Products – (0.9)%
(340,000)	Resideo Technologies Inc, (2)	(3,655,000)
	Capital Markets – (0.9)%
(192,000)	Virtu Financial Inc	(3,611,520)
	Chemicals – (3.9)%
(44,000)	Albemarle Corp	(3,601,400)
(79,000)	DuPont de Nemours Inc	(3,389,100)
(31,000)	International Flavors & Fragrances Inc	(3,713,180)
(201,000)	Mosaic Co	(3,423,030)
(26,000)	WR Grace & Co	(1,470,560)
	Total Chemicals	(15,597,270)
	Commercial Services & Supplies – (1.7)%
(100,000)	Rollins Inc	(3,744,000)
(57,000)	Stericycle Inc, (2)	(3,273,510)
	Total Commercial Services & Supplies	(7,017,510)
	Construction & Engineering – (0.5)%
(213,000)	Fluor Corp	(1,985,160)
	Distributors – (0.8)%
(39,000)	Genuine Parts Co	(3,402,360)
	Diversified Consumer Services – (1.0)%
(8,000)	Graham Holdings Co	(4,023,040)

Shares	Description (1)	Value
	Electric Utilities – (3.5)%
(63,000)	Alliant Energy Corp	$(3,283,560)
(52,000)	Edison International	(3,493,880)
(43,000)	Eversource Energy	(3,717,780)
(57,000)	Xcel Energy Inc	(3,552,240)
	Total Electric Utilities	(14,047,460)
	Electronic Equipment, Instruments & Components – (1.8)%
(144,000)	Corning Inc	(3,435,840)
(30,000)	IPG Photonics Corp, (2)	(3,829,200)
	Total Electronic Equipment, Instruments & Components	(7,265,040)
	Energy Equipment & Services – (2.3)%
(197,000)	Halliburton Co	(3,341,120)
(181,000)	National Oilwell Varco Inc	(3,386,510)
(709,000)	Transocean Ltd, (2)	(2,375,150)
	Total Energy Equipment & Services	(9,102,780)
	Entertainment – (6.0)%
(86,000)	Liberty Media Corp-Liberty Formula One, (2)	(3,359,160)
(13,000)	Madison Square Garden Co, (2)	(3,481,660)
(10,000)	Netflix Inc, (2)	(3,690,300)
(30,000)	Roku Inc, (2)	(3,410,100)
(27,000)	Spotify Technology SA, (2)	(3,702,240)
(30,000)	Walt Disney Co	(3,529,500)
(71,000)	World Wrestling Entertainment Inc	(3,320,670)
	Total Entertainment	(24,493,630)
	Food & Staples Retailing – (0.9)%
(118,000)	Grocery Outlet Holding Corp, (2)	(3,734,700)
	Food Products – (3.7)%
(91,000)	Archer-Daniels-Midland Co	(3,426,150)
(32,000)	Beyond Meat Inc, (2)	(2,868,800)
(156,000)	Hain Celestial Group Inc, (2)	(3,701,880)
(83,000)	Hormel Foods Corp	(3,452,800)
(500)	Seaboard Corp	(1,707,500)
	Total Food Products	(15,157,130)
	Gas Utilities – (0.9)%
(35,000)	Atmos Energy Corp	(3,613,750)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Health Care Equipment & Supplies – (5.1)%
(21,000)	ABIOMED Inc, (2)	$(3,155,460)
(55,000)	Cantel Medical Corp	(3,470,500)
(17,000)	ICU Medical Inc, (2)	(3,328,770)
(7,000)	Intuitive Surgical Inc, (2)	(3,737,720)
(21,000)	Penumbra Inc, (2)	(3,483,060)
(28,000)	Varian Medical Systems Inc, (2)	(3,443,160)
	Total Health Care Equipment & Supplies	(20,618,670)
	Health Care Providers & Services – (1.6)%
(111,000)	Acadia Healthcare Co Inc, (2)	(3,285,600)
(295,000)	Covetrus Inc, (2)	(3,277,450)
	Total Health Care Providers & Services	(6,563,050)
	Health Care Technology – (0.8)%
(244,000)	Change Healthcare Inc, (2)	(3,315,960)
	Hotels, Restaurants & Leisure – (1.8)%
(110,000)	Carnival Corp	(3,680,600)
(35,000)	Royal Caribbean Cruises Ltd	(2,814,350)
(17,000)	Yum China Holdings Inc	(744,430)
	Total Hotels, Restaurants & Leisure	(7,239,380)
	Household Products – (1.7)%
(23,000)	Clorox Co	(3,666,660)
(79,000)	Energizer Holdings Inc	(3,396,210)
	Total Household Products	(7,062,870)
	Interactive Media & Services – (0.9)%
(65,000)	Zillow Group Inc, (2)	(3,627,650)
	Internet & Direct Marketing Retail – (1.7)%
(77,000)	Grubhub Inc, (2)	(3,704,470)
(51,000)	Wayfair Inc, (2)	(3,223,710)
	Total Internet & Direct Marketing Retail	(6,928,180)
	IT Services – (2.8)%
(41,000)	Alliance Data Systems Corp	(3,521,080)
(49,000)	Square Inc, (2)	(4,083,170)
(34,000)	Twilio Inc, (2)	(3,829,760)
	Total IT Services	(11,434,010)
	Life Sciences Tools & Services – (0.9)%
(96,000)	QIAGEN NV, (2)	(3,446,400)

Shares	Description (1)	Value
	Machinery – (2.0)%
(23,000)	Snap-on Inc	$(3,329,250)
(173,000)	Trinity Industries Inc	(3,520,550)
(18,000)	Westinghouse Air Brake Technologies Corp	(1,236,600)
	Total Machinery	(8,086,400)
	Media – (0.9)%
(146,000)	ViacomCBS Inc	(3,593,060)
	Metals & Mining – (1.8)%
(350,000)	Freeport-McMoRan Inc	(3,486,000)
(456,000)	United States Steel Corp	(3,657,120)
	Total Metals & Mining	(7,143,120)
	Multiline Retail – (2.7)%
(45,000)	Dollar Tree Inc, (2)	(3,736,350)
(248,000)	Macy's Inc	(3,281,040)
(75,000)	Ollie's Bargain Outlet Holdings Inc, (2)	(3,815,250)
	Total Multiline Retail	(10,832,640)
	Multi-Utilities – (1.7)%
(46,000)	Dominion Energy Inc	(3,596,280)
(128,000)	NiSource Inc	(3,458,560)
	Total Multi-Utilities	(7,054,840)
	Oil, Gas & Consumable Fuels – (2.7)%
(70,000)	Exxon Mobil Corp	(3,600,800)
(65,000)	Hess Corp	(3,651,700)
(55,000)	ONEOK Inc	(3,669,600)
	Total Oil, Gas & Consumable Fuels	(10,922,100)
	Pharmaceuticals – (1.6)%
(104,000)	Elanco Animal Health Inc, (2)	(2,849,600)
(174,000)	Nektar Therapeutics, (2)	(3,620,940)
	Total Pharmaceuticals	(6,470,540)
	Professional Services – (0.9)%
(26,000)	Equifax Inc	(3,693,040)
	Road & Rail – (3.4)%
(10,000)	AMERCO	(3,225,100)
(87,000)	Lyft Inc, (2)	(3,316,440)
(97,000)	Ryder System Inc	(3,689,880)
(104,000)	Uber Technologies Inc, (2)	(3,522,480)
	Total Road & Rail	(13,753,900)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – (2.7)%
(88,000)	Cree Inc, (2)	$(3,936,240)
(79,000)	First Solar Inc, (2)	(3,615,830)
(22,000)	Monolithic Power Systems Inc	(3,490,080)
	Total Semiconductors & Semiconductor Equipment	(11,042,150)
	Software – (6.9)%
(163,000)	2U Inc, (2)	(3,832,130)
(48,000)	Elastic NV, (2)	(3,545,280)
(270,000)	FireEye Inc, (2)	(3,573,450)
(64,000)	New Relic Inc, (2)	(3,600,640)
(108,000)	Nutanix Inc, (2)	(2,574,720)
(98,000)	PagerDuty Inc, (2)	(2,018,800)
(215,000)	Pluralsight Inc, (2)	(3,833,450)
(45,000)	PTC Inc, (2)	(3,399,750)
(10,000)	Workday Inc, (2)	(1,732,500)
	Total Software	(28,110,720)
	Specialty Retail – (2.7)%
(29,000)	Advance Auto Parts Inc	(3,856,420)
(37,000)	Five Below Inc, (2)	(3,587,150)
(14,000)	Ulta Beauty Inc, (2)	(3,599,260)
	Total Specialty Retail	(11,042,830)
	Technology Hardware, Storage & Peripherals – (0.8)%
(220,000)	Pure Storage Inc, (2)	(3,357,200)
	Textiles, Apparel & Luxury Goods – (0.8)%
(124,000)	Capri Holdings Ltd, (2)	(3,201,680)
	Trading Companies & Distributors – (0.8)%
(100,000)	Fastenal Co	(3,422,000)
	Water Utilities – (1.5)%
(23,000)	American Water Works Co Inc	(2,844,180)
(72,000)	Essential Utilities Inc	(3,096,720)
	Total Water Utilities	(5,940,900)
	Total Common Stocks Sold Short (proceeds $410,812,388)	(348,657,550)
	Other Assets Less Liabilities – 72.7%	294,826,019
	Net Assets – 100%	$ 405,315,993
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $166,287,260 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020
(Unaudited)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $315,496,930, $624,023,019, $185,840,064, $283,043,704 and $392,736,246, respectively)	$295,411,196	$636,888,200	$241,969,082	$295,796,714	$359,179,760
Short-term investments, at value (cost approximates value)	3,759,317	—	3,417,178	137,710,974	99,967,764
Cash	—	—	632	—	—
Cash collateral at brokers for common stocks sold short(1)	—	—	—	—	302,804,107
Receivable for:
Dividends	691,238	912,749	313,990	418,974	585,913
Due from affiliates	9,549	21,035	7,347	7,832	12,566
Interest	136	—	123	4,973	3,610
Investments sold	2,549,962	12,071,381	844,467	10,409,514	10,816,935
Shares sold	254,899	1,317,090	178,768	507,144	1,201,712
Other assets	162,092	37,633	48,512	21,201	30,213
Total assets	302,838,389	651,248,088	246,780,099	444,877,326	774,602,580
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $—, $157,349,499 and $410,812,388, respectively)	—	—	—	137,228,779	348,657,550
Cash collateral due to brokers	—	—	—	51,405,203	—
Cash overdraft	—	632,857	—	—	—
Payable for:
Dividends	—	367	—	—	—
Dividends on common stocks sold short	—	—	—	220,733	494,506
Investments purchased - regular settlement	1,056,899	2,880,914	247,403	9,964,918	10,838,108
Shares redeemed	1,687,116	9,357,200	1,079,139	4,027,551	8,533,188
Accrued expenses:
Management fees	164,745	358,147	124,933	252,939	393,409
Shareholder servicing agent fees	87,316	145,554	80,399	122,883	239,860
Trustees fees	136,709	18,851	31,341	4,772	7,359
12b-1 distribution and service fees	55,385	89,636	45,358	23,037	12,269
Other	74,136	130,050	68,355	64,490	110,338
Total liabilities	3,262,306	13,613,576	1,676,928	203,315,305	369,286,587
Net assets	$299,576,083	$637,634,512	$245,103,171	$241,562,021	$405,315,993

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Class A Shares
Net assets	$196,248,058	$ 85,988,911	$100,155,448	$ 42,897,289	$ 24,423,365
Shares outstanding	9,729,878	2,959,436	3,996,936	1,148,997	1,146,283
Net asset value ("NAV") per share	$ 20.17	$ 29.06	$ 25.06	$ 37.33	$ 21.31
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 21.40	$ 30.83	$ 26.59	$ 39.61	$ 22.61
Class C Shares
Net assets	$ 11,961,633	$ 77,485,604	$ 25,589,998	$ 14,672,734	$ 7,689,983
Shares outstanding	623,709	2,716,760	1,062,393	431,453	379,310
NAV and offering price per share	$ 19.18	$ 28.52	$ 24.09	$ 34.01	$ 20.27
Class R3 Shares
Net assets	$ 118,187	$ —	$ —	$ —	$ —
Shares outstanding	5,793	—	—	—	—
NAV and offering price per share	$ 20.40	$ —	$ —	$ —	$ —
Class R6 Shares
Net assets	$ 192,776	$115,942,375	$ 1,073,668	$ —	$ —
Shares outstanding	9,519	3,994,901	42,790	—	—
NAV and offering price per share	$ 20.25	$ 29.02	$ 25.09	$ —	$ —
Class I Shares
Net assets	$ 91,055,429	$358,217,622	$118,284,057	$183,991,998	$373,202,645
Shares outstanding	4,495,591	12,364,684	4,710,779	4,784,845	17,258,893
NAV and offering price per share	$ 20.25	$ 28.97	$ 25.11	$ 38.45	$ 21.62
Fund level net assets consist of:
Capital paid-in	$331,628,119	$653,621,530	$177,879,164	$259,629,617	$481,369,400
Total distributable earnings	(32,052,036)	(15,987,018)	67,224,007	(18,067,596)	(76,053,407)
Fund level net assets	$299,576,083	$637,634,512	$245,103,171	$241,562,021	$405,315,993
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended February 29, 2020
(Unaudited)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Investment Income
Dividends	$ 4,087,835	$ 6,746,081	$ 1,764,868	$ 3,097,949	$ 4,812,007
Interest	13,686	2,032	8,252	270,141	163,996
Other	—	—	—	—	2,342,196
Payment from affiliate	9,549	21,035	7,347	7,832	12,566
Tax withheld	(6,259)	(4,800)	(1,688)	(1,238)	(3,206)
Total investment income	4,104,811	6,764,348	1,778,779	3,374,684	7,327,559
Expenses
Management fees	1,176,837	2,572,038	981,990	1,915,453	3,488,016
12b-1 service fees - Class A Shares	284,518	125,479	139,412	65,120	47,678
12b-1 distibution and service fees - Class C Shares	72,378	467,208	145,748	91,402	52,532
12b-1 distibution and service fees - Class R3 Shares	1,013	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	1,336,560	3,914,945
Prime broker expenses	—	—	—	873,791	—
Shareholder servicing agent fees	141,061	259,781	125,257	167,703	304,534
Custodian fees	36,737	57,977	35,713	41,481	53,041
Professional fees	22,777	31,708	21,721	20,160	28,512
Trustees fees	4,666	10,424	3,602	3,932	7,418
Shareholder reporting expenses	20,548	39,888	19,796	24,136	39,351
Federal and state registration fees	43,835	45,365	36,920	34,204	60,783
Other	6,780	14,168	6,268	6,525	7,490
Total expenses before fee waiver/expense reimbursement	1,811,150	3,624,036	1,516,427	4,580,467	8,004,300
Fee waiver/expense reimbursement	(90,243)	(118,488)	(168,143)	(129,658)	(165,541)
Net expenses	1,720,907	3,505,548	1,348,284	4,450,809	7,838,759
Net investment income (loss)	2,383,904	3,258,800	430,495	(1,076,125)	(511,200)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,762,028	33,604,362	16,949,826	19,502,218	27,558,099
Common stocks sold short	—	—	—	(9,868,924)	(54,702,728)
Change in net unrealized appreciation (depreciation) of:
Investments	(24,931,268)	(34,284,194)	(5,311,325)	(18,065,275)	(32,210,383)
Common stocks sold short	—	—	—	(11,698,991)	11,840,613
Net realized and unrealized gain (loss)	(7,169,240)	(679,832)	11,638,501	(20,130,972)	(47,514,399)
Net increase (decrease) in net assets from operations	$ (4,785,336)	$ 2,578,968	$12,068,996	$(21,207,097)	$(48,025,599)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Value		Large Cap Core
	Six Months Ended 2/29/20	Year Ended 8/31/19	Six Months Ended 2/29/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ 2,383,904	$ 5,908,132	$ 3,258,800	$ 8,604,924
Net realized gain (loss) from:
Investments	17,762,028	(20,123,916)	33,604,362	(55,476,641)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(24,931,268)	(53,079,747)	(34,284,194)	(83,623,051)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(4,785,336)	(67,295,531)	2,578,968	(130,494,768)
Distributions to Shareholders
Dividends:
Class A Shares	(2,936,378)	(32,419,502)	(749,742)	(1,136,128)
Class C Shares	(81,057)	(2,326,746)	(22,882)	(733,665)
Class R3 Shares	(5,360)	(56,892)	—	—
Class R6 Shares	(4,232)	(1,953,723)	(1,279,868)	(1,680,547)
Class I Shares	(1,798,861)	(21,259,721)	(4,819,950)	(8,165,566)
Decrease in net assets from distributions to shareholders	(4,825,888)	(58,016,584)	(6,872,442)	(11,715,906)
Fund Share Transactions
Proceeds from sale of shares	13,210,095	85,709,773	60,405,706	525,004,319
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,893,505	47,974,878	5,635,521	9,495,942
	17,103,600	133,684,651	66,041,227	534,500,261
Cost of shares redeemed	(77,148,494)	(136,127,816)	(280,767,123)	(399,498,773)
Net increase (decrease) in net assets from Fund share transactions	(60,044,894)	(2,443,165)	(214,725,896)	135,001,488
Net increase (decrease) in net assets	(69,656,118)	(127,755,280)	(219,019,370)	(7,209,186)
Net assets at the beginning of period	369,232,201	496,987,481	856,653,882	863,863,068
Net assets at the end of period	$299,576,083	$ 369,232,201	$ 637,634,512	$ 856,653,882

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Large Cap Growth		Equity Long/Short
	Six Months Ended 2/29/20	Year Ended 8/31/19	Six Months Ended 2/29/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ 430,495	$ 1,896,374	$ (1,076,125)	$ 72,765
Net realized gain (loss) from:
Investments	16,949,826	41,686,822	19,502,218	(39,996,456)
Common stocks sold short	—	—	(9,868,924)	(16,860,059)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,311,325)	(83,190,169)	(18,065,275)	(13,915,850)
Common stocks sold short	—	—	(11,698,991)	36,967,032
Net increase (decrease) in net assets from operations	12,068,996	(39,606,973)	(21,207,097)	(33,732,568)
Distributions to Shareholders
Dividends:
Class A Shares	(7,668,446)	(10,931,273)	—	(723,620)
Class C Shares	(1,966,361)	(3,606,164)	—	(300,346)
Class R3 Shares	—	—	—	—
Class R6 Shares	(90,517)	(2,056,913)	—	—
Class I Shares	(9,723,399)	(17,669,250)	—	(4,267,198)
Decrease in net assets from distributions to shareholders	(19,448,723)	(34,263,600)	—	(5,291,164)
Fund Share Transactions
Proceeds from sale of shares	17,268,346	48,576,983	36,784,537	265,600,346
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,380,278	29,302,916	—	5,279,420
	33,648,624	77,879,899	36,784,537	270,879,766
Cost of shares redeemed	(88,320,533)	(201,275,961)	(104,182,759)	(276,408,392)
Net increase (decrease) in net assets from Fund share transactions	(54,671,909)	(123,396,062)	(67,398,222)	(5,528,626)
Net increase (decrease) in net assets	(62,051,636)	(197,266,635)	(88,605,319)	(44,552,358)
Net assets at the beginning of period	307,154,807	504,421,442	330,167,340	374,719,698
Net assets at the end of period	$245,103,171	$ 307,154,807	$ 241,562,021	$ 330,167,340

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Equity Market Neutral
	Six Months Ended 2/29/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ (511,200)	$ 2,334,978
Net realized gain (loss) from:
Investments	27,558,099	(19,927,639)
Common stocks sold short	(54,702,728)	(52,413,835)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,210,383)	(17,522,970)
Common stocks sold short	11,840,613	52,346,013
Net increase (decrease) in net assets from operations	(48,025,599)	(35,183,453)
Distributions to Shareholders
Dividends:
Class A Shares	(53,215)	(190,467)
Class C Shares	—	(55,467)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(1,919,186)	(2,400,973)
Decrease in net assets from distributions to shareholders	(1,972,401)	(2,646,907)
Fund Share Transactions
Proceeds from sale of shares	98,459,641	929,416,578
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,598,290	2,553,219
	100,057,931	931,969,797
Cost of shares redeemed	(299,846,103)	(495,781,465)
Net increase (decrease) in net assets from Fund share transactions	(199,788,172)	436,188,332
Net increase (decrease) in net assets	(249,786,172)	398,357,972
Net assets at the beginning of period	655,102,165	256,744,193
Net assets at the end of period	$ 405,315,993	$ 655,102,165
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended February 29, 2020
(Unaudited)
	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (21,207,097)	$ (48,025,599)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(254,418,091)	(386,332,865)
Purchases of common stock sold short	(249,205,965)	(529,071,905)
Proceeds from sales	400,643,845	315,771,593
Proceeds from sales of common stock sold short	139,060,161	570,684,376
Proceeds from (purchase of) short-term investments, net	(75,821,122)	7,992,000
Proceeds from litigation settlement	—	5,205
(Increase) Decrease in:
Receivable for dividends	172,241	242,994
Receivable for due from affiliate	(7,832)	(12,566)
Receivable for interest	(1,363)	2,688
Receivable for investments sold	(4,210,278)	11,969,338
Other assets	11,449	72,905
Increase (Decrease) in:
Payable for dividends on common stock sold short	(88,265)	(156,426)
Payable for investments purchased - regular settlement	4,801,042	(13,519,704)
Accrued management fees	(80,226)	(293,947)
Accrued trustees fees	757	1,245
Accrued shareholder servicing agent fees	5,740	22,799
Accrued 12b-1 distribution and service fees	(5,113)	(7,070)
Accrued other expenses	(18,448)	(53,209)
Net realized (gain) loss from:
Investments	(19,502,218)	(27,558,099)
Common stocks sold short	9,868,924	54,702,728
Change in net unrealized (appreciation) depreciation of:
Investments	18,065,275	32,210,383
Common stocks sold short	11,698,991	(11,840,613)
Net cash provided by (used in) operating activities	(40,237,593)	(23,193,749)
Cash Flows from Financing Activities:
Increase (decrease) in cash collateral due to brokers	51,405,203	—
Cash distributions paid to shareholders	—	(374,111)
Proceeds from sale of shares	36,989,822	99,084,070
Cost of shares redeemed	(100,804,950)	(296,574,664)
Net cash provided by (used in) financing activities	(12,409,925)	(197,864,705)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(52,647,518)	(221,058,454)
Cash and cash collateral at brokers at the beginning of period	52,647,518	523,862,561
Cash and cash collateral at brokers at the end of period	—	302,804,107
Supplemental Disclosure of Cash Flow Information	Equity Long/Short	Equity Market Neutral
Non-cash financing activities not included herein consists of reinvestments of share distributions	—	1,598,290
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Large Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/96)
2020(f)	$21.07	$0.14	$(0.74)	$(0.60)	$(0.30)	$ —	$(0.30)	$20.17
2019	28.18	0.30	(4.25)	(3.95)	(0.24)	(2.92)	(3.16)	21.07
2018	25.94	0.24	4.63	4.87	(0.36)	(2.27)	(2.63)	28.18
2017	22.73	0.23	3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32	0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27	(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
Class C (08/96)
2020(f)	19.97	0.05	(0.71)	(0.66)	(0.13)	—	(0.13)	19.18
2019	26.84	0.12	(4.03)	(3.91)	(0.04)	(2.92)	(2.96)	19.97
2018	24.77	0.03	4.43	4.46	(0.12)	(2.27)	(2.39)	26.84
2017	21.72	0.05	3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15	0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07	(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
Class R3 (08/08)
2020(f)	21.30	0.12	(0.77)	(0.65)	(0.25)	—	(0.25)	20.40
2019	28.43	0.24	(4.27)	(4.03)	(0.18)	(2.92)	(3.10)	21.30
2018	26.10	0.17	4.67	4.84	(0.24)	(2.27)	(2.51)	28.43
2017	22.87	0.16	3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28	0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19	(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
Class R6 (06/16)
2020(f)	21.21	0.13	(0.73)	(0.60)	(0.36)	—	(0.36)	20.25
2019	28.35	0.37	(4.28)	(3.91)	(0.31)	(2.92)	(3.23)	21.21
2018	26.12	0.32	4.67	4.99	(0.49)	(2.27)	(2.76)	28.35
2017	22.88	0.31	3.34	3.65	(0.41)	—	(0.41)	26.12
2016(g)	21.66	0.06	1.16	1.22	—	—	—	22.88
Class I (08/96)
2020(f)	21.18	0.17	(0.74)	(0.57)	(0.36)	—	(0.36)	20.25
2019	28.33	0.36	(4.28)	(3.92)	(0.31)	(2.92)	(3.23)	21.18
2018	26.12	0.30	4.67	4.97	(0.49)	(2.27)	(2.76)	28.33
2017	22.88	0.29	3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37	0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34	(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)(b)	Portfolio Turnover Rate(e)

(3.06)%	$196,248	1.05%*	1.21%*	1.00%*	1.26%*	55%
(13.60)	217,694	1.03	1.25	1.00	1.28	145
20.30	293,656	1.05	0.87	1.03	0.89	169
15.63	252,902	1.05	0.92	1.05	0.92	152
6.26	240,572	1.10	1.44	1.10	1.44	141
(5.75)	267,337	1.12	1.01	1.12	1.01	158

(3.42)	11,962	1.80*	0.45*	1.75*	0.50*	55
(14.24)	14,781	1.78	0.50	1.75	0.52	145
19.38	21,195	1.80	0.09	1.78	0.12	169
14.79	19,868	1.80	0.19	1.80	0.19	152
5.46	27,588	1.85	0.70	1.85	0.70	141
(6.45)	31,516	1.87	0.26	1.87	0.26	158

(3.24)	118	1.30*	1.02*	1.25*	1.07*	55
(13.81)	475	1.28	1.00	1.25	1.04	145
19.99	208	1.30	0.62	1.28	0.64	169
15.38	211	1.29	0.63	1.29	0.63	152
5.97	186	1.34	1.25	1.34	1.25	141
(5.99)	232	1.37	0.73	1.37	0.73	158

(3.06)	193	0.73*	1.15*	0.68*	1.20*	55
(13.35)	14,849	0.72	1.55	0.69	1.58	145
20.69	17,514	0.76	1.18	0.73	1.20	169
16.02	17,991	0.73	1.23	0.73	1.23	152
5.63	19,773	0.73*	1.48*	0.73*	1.48*	141

(2.96)	91,055	0.80*	1.45*	0.75*	1.50*	55
(13.40)	121,433	0.78	1.50	0.75	1.53	145
20.60	164,387	0.80	1.10	0.77	1.13	169
15.92	119,038	0.80	1.17	0.80	1.17	152
6.53	99,927	0.85	1.69	0.85	1.69	141
(5.52)	103,342	0.86	1.29	0.86	1.29	158
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2020.
(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Large Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020(f)	$29.83	$ 0.11	$(0.64)	$(0.53)	$(0.24)	$ —	$(0.24)	$29.06
2019	34.81	0.25	(4.90)	(4.65)	(0.12)	(0.21)	(0.33)	29.83
2018	31.25	0.18	7.24	7.42	(0.19)	(3.67)	(3.86)	34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
Class C (06/13)
2020(f)	29.18	(0.01)	(0.64)	(0.65)	(0.01)	—	(0.01)	28.52
2019	34.17	0.01	(4.79)	(4.78)	—	(0.21)	(0.21)	29.18
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	—**	—	—**	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
Class R6 (06/16)
2020(f)	29.83	0.16	(0.64)	(0.48)	(0.33)	—	(0.33)	29.02
2019	34.80	0.35	(4.90)	(4.55)	(0.21)	(0.21)	(0.42)	29.83
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(g)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (06/13)
2020(f)	29.77	0.15	(0.63)	(0.48)	(0.32)	—	(0.32)	28.97
2019	34.76	0.33	(4.90)	(4.57)	(0.21)	(0.21)	(0.42)	29.77
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)(b)	Portfolio Turnover Rate(e)

(1.87)%	$ 85,989	1.01%*	0.66%*	0.98%*	0.69%*	47%
(13.31)	100,315	1.01	0.77	0.98	0.80	127
25.00	104,779	1.01	0.53	1.00	0.55	117
16.41	55,756	1.06	0.56	1.01	0.60	121
7.66	47,518	1.11	0.84	1.11	0.85	132
(1.76)	37,684	1.14	0.84	1.14	0.84	110

(2.20)	77,486	1.76*	(0.09)*	1.73*	(0.06)*	47
(13.98)	96,999	1.76	0.02	1.73	0.05	127
24.06	110,300	1.76	(0.22)	1.75	(0.20)	117
15.55	59,610	1.81	(0.21)	1.76	(0.16)	121
6.86	47,805	1.86	0.09	1.85	0.10	132
(2.47)	38,591	1.89	0.09	1.89	0.09	110

(1.70)	115,942	0.68*	0.98*	0.66*	1.01*	47
(13.02)	126,554	0.69	1.08	0.66	1.11	127
25.36	139,631	0.71	0.81	0.70	0.82	117
16.81	17,095	0.74	0.87	0.70	0.91	121
6.36	18,489	0.74*	1.05*	0.69*	1.10*	132

(1.71)	358,218	0.76*	0.90*	0.73*	0.93*	47
(13.09)	532,786	0.76	1.02	0.73	1.05	127
25.31	509,125	0.76	0.79	0.75	0.80	117
16.68	256,389	0.81	0.79	0.76	0.83	121
7.93	140,976	0.86	1.09	0.86	1.10	132
(1.49)	153,632	0.89	1.11	0.89	1.11	110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2020.
(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Large Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020(f)	$26.04	$ 0.04	$ 0.96	$ 1.00	$(0.11)	$(1.87)	$(1.98)	$25.06
2019	30.82	0.11	(2.51)	(2.40)	—	(2.38)	(2.38)	26.04
2018	30.34	0.06	7.39	7.45	(0.12)	(6.85)	(6.97)	30.82
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	—	(0.03)	(1.03)	(1.06)	25.28
Class C (06/13)
2020(f)	25.10	(0.07)	0.93	0.86	—	(1.87)	(1.87)	24.09
2019	30.02	(0.08)	(2.46)	(2.54)	—	(2.38)	(2.38)	25.10
2018	29.80	(0.18)	7.25	7.07	—	(6.85)	(6.85)	30.02
2017	25.25	(0.13)	4.68	4.55	—**	—	—**	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
Class R6 (06/16)
2020(f)	26.17	0.03	0.96	0.99	(0.20)	(1.87)	(2.07)	25.09
2019	30.89	0.21	(2.53)	(2.32)	(0.02)	(2.38)	(2.40)	26.17
2018	30.40	0.17	7.41	7.58	(0.24)	(6.85)	(7.09)	30.89
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(g)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (06/13)
2020(f)	26.12	0.07	0.96	1.03	(0.17)	(1.87)	(2.04)	25.11
2019	30.86	0.18	(2.52)	(2.34)	(0.02)	(2.38)	(2.40)	26.12
2018	30.39	0.14	7.42	7.56	(0.24)	(6.85)	(7.09)	30.86
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)(b)	Portfolio Turnover Rate(e)

3.20%	$100,155	1.11%*	0.14%*	0.99%*	0.26%*	46%
(6.86)	110,191	1.11	0.31	0.99	0.43	126
26.31	155,549	1.12	0.08	1.01	0.19	128
18.94	11,933	1.18	0.15	1.02	0.32	136
5.57	13,654	1.22	0.47	1.15	0.53	117
0.00	31,442	1.24	0.49	1.16	0.56	118

2.81	25,590	1.86*	(0.62)*	1.74*	(0.50)*	46
(7.55)	29,779	1.86	(0.43)	1.74	(0.32)	126
25.39	49,303	1.87	(0.66)	1.76	(0.55)	128
18.04	10,130	1.94	(0.62)	1.77	(0.46)	136
4.77	9,344	1.98	(0.30)	1.89	(0.22)	117
(0.74)	7,621	1.99	(0.29)	1.91	(0.22)	118

3.12	1,074	0.79*	0.10*	0.67*	0.22*	46
(6.54)	23,159	0.77	0.66	0.65	0.78	126
26.76	27,417	0.78	0.43	0.67	0.54	128
19.31	31	0.89	0.43	0.72	0.60	136
6.02	27	0.85*	0.65*	0.70*	0.81*	117

3.32	118,284	0.86*	0.39*	0.74*	0.50*	46
(6.62)	144,025	0.86	0.55	0.74	0.67	126
26.69	272,152	0.87	0.31	0.76	0.43	128
19.22	58,512	0.94	0.38	0.77	0.54	136
5.80	47,945	0.97	0.71	0.89	0.79	117
0.28	58,478	0.99	0.72	0.91	0.79	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2020.
(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Long/Short
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2020(g)	$40.61	$(0.17)	$(3.11)	$(3.28)	$ —	$ —	$ —	$37.33
2019	44.58	(0.06)	(3.36)	(3.42)	—	(0.55)	(0.55)	40.61
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
Class C (12/08)
2020(g)	37.13	(0.30)	(2.82)	(3.12)	—	—	—	34.01
2019	41.11	(0.34)	(3.09)	(3.43)	—	(0.55)	(0.55)	37.13
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
Class I (12/08)
2020(g)	41.77	(0.13)	(3.19)	(3.32)	—	—	—	38.45
2019	45.73	0.05	(3.46)	(3.41)	—	(0.55)	(0.55)	41.77
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)(b)	Portfolio Turnover Rate(f)

(8.08)%	$ 42,897	3.13%*	(0.93)%*	3.05%*	(0.85)%*	74%
(7.65)	52,856	2.72	(0.24)	2.64	(0.16)	188
17.35	55,183	2.73	(0.81)	2.63	(0.70)	213
18.37	26,802	3.54	(1.27)	3.36	(1.09)	186
0.00	26,012	3.78	(0.53)	3.58	(0.33)	224
3.06	24,821	3.76	(1.03)	3.53	(0.79)	222

(8.43)	14,673	3.88*	(1.68)*	3.80*	(1.60)*	74
(8.33)	19,961	3.48	(0.99)	3.39	(0.91)	188
16.47	19,561	3.47	(1.54)	3.37	(1.44)	213
17.47	8,596	4.28	(2.04)	4.10	(1.86)	186
(0.75)	8,236	4.53	(1.29)	4.34	(1.09)	224
2.28	8,087	4.52	(1.76)	4.29	(1.53)	222

(7.95)	183,992	2.88*	(0.68)*	2.79*	(0.60)*	74
(7.44)	257,351	2.47	0.03	2.39	0.12	188
17.65	299,977	2.47	(0.49)	2.37	(0.39)	213
18.67	70,282	3.26	(1.04)	3.08	(0.86)	186
0.27	48,905	3.52	(0.37)	3.33	(0.18)	224
3.29	53,559	3.52	(0.72)	3.28	(0.48)	222

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2020(g)	0.87%	0.87%	0.87%	0.57%	0.57%	0.56%
2019	1.03	1.03	1.03	—	—	—
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77
2015	1.17	1.19	1.17	0.74	0.74	0.75

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 29, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Market Neutral
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020(g)	$23.55	$(0.04)	$(2.17)	$(2.21)	$(0.03)	$ —	$(0.03)	$21.31
2019	24.50	0.04	(0.85)	(0.81)	—	(0.14)	(0.14)	23.55
2018	23.31	(0.16)	1.85	1.69	—	(0.50)	(0.50)	24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
Class C (06/13)
2020(g)	22.46	(0.13)	(2.06)	(2.19)	—	—	—	20.27
2019	23.54	(0.13)	(0.81)	(0.94)	—	(0.14)	(0.14)	22.46
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
Class I (06/13)
2020(g)	23.93	(0.02)	(2.19)	(2.21)	(0.10)	—	(0.10)	21.62
2019	24.83	0.11	(0.87)	(0.76)	—	(0.14)	(0.14)	23.93
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)(b)	Portfolio Turnover Rate(f)

(9.37)%	$ 24,423	3.05%*	(0.45)%*	2.99%*	(0.39)%*	82%
(3.35)	43,489	2.61	0.11	2.54	0.18	205
7.28	23,725	2.71	(0.81)	2.55	(0.65)	156
7.72	6,146	3.32	(1.70)	3.05	(1.44)	159
2.86	9,289	3.29	(1.47)	3.10	(1.28)	187
0.86	8,972	3.49	(1.73)	3.24	(1.48)	173

(9.71)	7,690	3.81*	(1.21)*	3.75*	(1.15)*	82
(4.05)	11,858	3.37	(0.63)	3.30	(0.55)	205
6.44	5,186	3.46	(1.56)	3.30	(1.40)	156
6.91	2,110	4.03	(2.44)	3.76	(2.17)	159
2.14	2,109	4.06	(2.23)	3.87	(2.04)	187
0.10	1,835	4.22	(2.49)	3.97	(2.24)	173

(9.24)	373,203	2.81*	(0.21)*	2.75*	(0.15)*	82
(3.11)	599,755	2.37	0.37	2.30	0.44	205
7.50	227,833	2.45	(0.55)	2.29	(0.40)	156
8.02	59,022	3.02	(1.43)	2.75	(1.16)	159
3.12	49,990	3.06	(1.23)	2.87	(1.04)	187
1.09	35,162	3.21	(1.51)	2.97	(1.26)	173

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2020(g)	1.38%	1.39%	1.39%	—%	—%	—%
2019	0.93	0.94	0.94	—	—	—
2018	0.94	0.94	0.93	—	—	—
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46
2015	1.04	1.03	1.03	0.59	0.58	0.57

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 29, 2020.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and the Nuveen Investment Trust II (each a "Trust" and collectively, the "Trusts"), are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund ("Large Cap Value"), Nuveen Large Cap Core Fund ("Large Cap Core"), Nuveen Large Cap Growth Fund ("Large Cap Growth") and Nuveen Equity Market Neutral Fund ("Equity Market Neutral") among others, and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund ("Equity Long/Short"), among others, (each a "Fund" and collectively, the "Funds"), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the six months ended February 29, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Other income is comprised of credits which exceeded prime brokerage fees as further described in Note 4 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Notes to Financial Statements (Unaudited) (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$295,411,196	$ —	$ —	$295,411,196
Short-Term Investments:
Repurchase Agreements	—	3,759,317	—	3,759,317
Total	$295,411,196	$3,759,317	$ —	$299,170,513

Large Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$636,888,200	$ —	$ —	$636,888,200

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$241,969,082	$ —	$ —	$241,969,082
Short-Term Investments:
Repurchase Agreements	—	3,417,178	—	3,417,178
Total	$241,969,082	$3,417,178	$ —	$245,386,260

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 295,796,714	$ —	$ —	$ 295,796,714
Short-Term Investments:
Repurchase Agreements	—	137,710,974	—	137,710,974
Common Stocks Sold Short*	(137,228,779)	—	—	(137,228,779)
Total	$ 158,567,935	$137,710,974	$ —	$ 296,278,909

Equity Market Neutral	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 359,179,760	$ —	$ —	$ 359,179,760
Short-Term Investments:
Repurchase Agreements	—	99,967,764	—	99,967,764
Common Stocks Sold Short*	(348,657,550)	—	—	(348,657,550)
Total	$ 10,522,210	$99,967,764	$ —	$ 110,489,974

*	Refer to the Fund's Portfolio of Investments for industry classifications.

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$ 3,759,317	$ (3,759,317)	$ —
Large Cap Growth	Fixed Income Clearing Corporation	3,417,178	(3,417,178)	—
Equity Long/Short	Fixed Income Clearing Corporation	137,710,974	(137,710,974)	—
Equity Market Neutral	Fixed Income Clearing Corporation	99,967,764	(99,967,764)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Short Sale Transactions
Equity Long/Short and Equity Market Neutral each pursue a "long/short" investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds' Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as "Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale on the date on which the Funds replace the borrowed security. The Funds' losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Purchases	$193,145,830	$374,913,156	$129,975,200	$503,624,056	$915,404,770
Sales	255,514,295	587,329,604	200,476,169	539,704,006	886,455,969
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 2/29/20		Year Ended 8/31/19
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	120,951	$ 2,785,778	661,307	$ 14,496,878
Class A – automatic conversion of Class C Shares	86	1,939	773	19,862
Class C	44,161	959,312	242,217	5,063,761
Class R3	408	9,474	15,971	417,750
Class R6	1,969	43,275	27,487	684,734
Class I	408,518	9,410,317	2,768,026	65,026,788
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	104,122	2,462,496	1,348,085	27,679,730
Class C	3,004	67,639	100,355	1,949,039
Class R3	193	4,611	2,325	48,232
Class R6	53	1,264	92,422	1,909,868
Class I	57,182	1,357,495	793,579	16,388,009
Class T	—	—	—	—
	740,647	17,103,600	6,052,547	133,684,651
Shares redeemed:
Class A	(827,920)	(18,940,890)	(2,098,500)	(46,703,261)
Class C	(163,611)	(3,508,529)	(391,179)	(8,152,916)
Class C – automatic conversion to Class A Shares	(90)	(1,939)	(812)	(19,862)
Class R3	(17,134)	(407,419)	(3,292)	(82,580)
Class R6	(692,642)	(15,025,568)	(37,619)	(1,048,525)
Class I	(1,703,503)	(39,264,149)	(3,631,131)	(80,095,802)
Class T	—	—	(1,000)	(24,870)
	(3,404,900)	(77,148,494)	(6,163,533)	(136,127,816)
Net increase (decrease)	(2,664,253)	$(60,044,894)	(110,986)	$ (2,443,165)

	Six Months Ended 2/29/20		Year Ended 8/31/19
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	177,143	$ 5,643,334	1,418,001	$ 44,208,502
Class A – automatic conversion of Class C Shares	—	—	724	25,046
Class C	77,723	2,403,889	1,147,610	34,946,409
Class R6	506,272	16,166,953	823,121	25,587,354
Class I	1,137,326	36,191,530	13,420,162	420,237,008
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,612	679,972	36,644	1,037,388
Class C	585	18,969	22,401	627,236
Class R6	38,835	1,279,219	59,599	1,680,197
Class I	111,234	3,657,361	218,413	6,151,121
Class T	—	—	—	—
	2,069,730	66,041,227	17,146,675	534,500,261
Shares redeemed:
Class A	(601,413)	(19,233,783)	(1,102,391)	(33,260,523)
Class C	(685,287)	(21,376,870)	(1,073,817)	(32,240,709)
Class C – automatic conversion to Class A Shares	—	—	(738)	(25,046)
Class R6	(792,774)	(24,486,772)	(652,146)	(20,573,151)
Class I	(6,778,523)	(215,669,698)	(10,389,593)	(313,374,053)
Class T	—	—	(833)	(25,291)
	(8,857,997)	(280,767,123)	(13,219,518)	(399,498,773)
Net increase (decrease)	(6,788,267)	$(214,725,896)	3,927,157	$ 135,001,488

	Six Months Ended 2/29/20		Year Ended 8/31/19
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	142,769	$ 3,833,475	440,764	$ 11,525,091
Class A – automatic conversion of Class C Shares	109	3,012	490	13,332
Class C	34,243	904,642	171,874	4,329,693
Class R6	1,767	49,006	16,039	480,232
Class I	451,154	12,478,211	1,239,923	32,228,635
Shares issued to shareholders due to reinvestment of distributions:
Class A	270,806	7,401,735	456,158	10,591,996
Class C	66,996	1,755,972	141,691	3,188,043
Class R6	3,221	88,394	88,195	2,054,440
Class I	260,095	7,134,177	578,920	13,468,437
	1,231,160	33,648,624	3,134,054	77,879,899
Shares redeemed:
Class A	(647,791)	(17,946,990)	(1,712,696)	(44,562,013)
Class C	(225,175)	(5,907,921)	(769,001)	(19,336,226)
Class C – automatic conversion to Class A Shares	(114)	(3,012)	(505)	(13,332)
Class R6	(847,265)	(22,340,307)	(106,887)	(3,012,439)
Class I	(1,514,326)	(42,122,303)	(5,123,392)	(134,351,951)
	(3,234,671)	(88,320,533)	(7,712,481)	(201,275,961)
Net increase (decrease)	(2,003,511)	$(54,671,909)	(4,578,427)	$(123,396,062)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 2/29/20		Year Ended 8/31/19
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	131,432	$ 5,384,458	613,330	$ 25,320,568
Class A – automatic conversion of Class C Shares	35	1,440	183	7,468
Class C	22,552	847,021	182,255	6,987,309
Class I	723,329	30,551,618	5,485,729	233,285,001
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	18,177	723,620
Class C	—	—	8,170	298,942
Class I	—	—	104,130	4,256,858
	877,348	36,784,537	6,411,974	270,879,766
Shares redeemed:
Class A	(284,125)	(11,374,452)	(567,931)	(23,095,237)
Class C	(128,700)	(4,814,855)	(128,354)	(4,775,982)
Class C – automatic conversion to Class A Shares	(38)	(1,440)	(199)	(7,468)
Class I	(2,099,374)	(87,992,012)	(5,989,188)	(248,529,705)
	(2,512,237)	(104,182,759)	(6,685,672)	(276,408,392)
Net increase (decrease)	(1,634,889)	$ (67,398,222)	(273,698)	$ (5,528,626)

	Six Months Ended 2/29/20		Year Ended 8/31/19
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	233,153	$ 5,395,632	1,928,361	$ 46,876,614
Class C	39,090	863,277	451,089	10,722,757
Class I	3,951,819	92,200,732	35,204,636	871,817,207
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,248	51,645	7,597	190,467
Class C	—	—	2,280	54,802
Class I	66,380	1,546,645	90,721	2,307,950
	4,292,690	100,057,931	37,684,684	931,969,797
Shares redeemed:
Class A	(935,779)	(21,196,239)	(1,057,823)	(25,308,591)
Class C	(187,761)	(4,073,039)	(145,708)	(3,318,282)
Class I	(11,819,663)	(274,576,825)	(19,411,116)	(467,154,592)
	(12,943,203)	(299,846,103)	(20,614,647)	(495,781,465)
Net increase (decrease)	(8,650,513)	$(199,788,172)	17,070,037	$ 436,188,332
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$322,858,976	$632,261,651	$191,219,985	$268,701,758	$ 96,076,932
Gross unrealized:
Appreciation	$ 21,140,174	$ 86,746,378	$ 72,401,865	$ 55,477,072	$ 92,844,100
Depreciation	(44,828,637)	(82,119,829)	(18,235,590)	(27,899,921)	(78,431,058)
Net unrealized appreciation (depreciation) of investments	$ (23,688,463)	$ 4,626,549	$ 54,166,275	$ 27,577,151	$ 14,413,042
Permanent differences, primarily due to investments in common stocks sold short, nondeductible reorganization expenses and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of August 31, 2019, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2019, the Funds' last tax year end, were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$2,958,273	$4,199,454	$ 878,574	$ —	$1,999,947
Undistributed net long-term capital gains	—	—	14,277,179	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended August 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$27,303,603	$6,919,764	$ 2,447,869	$ —	$ 56
Distributions from net long-term capital gains	30,712,981	4,796,142	31,815,731	5,291,164	2,646,851

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of August 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Equity Long/Short	Equity Market Neutral
Not subject to expiration:
Short-term	$53,581,690	$61,571,160
Long-term	—	—
Total	$53,581,690	$61,571,160
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:
	Large Cap Value	Large Cap Core	Equity Long/Short
Post-October capital losses[2]	$26,641,890	$54,803,741	$ —
Late-year ordinary losses[3]	—	—	269,917

[2]	Capital losses incurred from November 1, 2018 through August 31, 2019, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2019 through August 31, 2019, and/or specified losses incurred from November 1, 2018 through August 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.9750	0.9750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Large Cap Value	0.1554%
Large Cap Core	0.1554%
Large Cap Growth	0.2000%
Equity Long/Short	0.1554%
Equity Market Neutral	0.1554%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense on securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%	July 31, 2021	1.20%
Large Cap Core	0.77	July 31, 2021	N/A
Large Cap Growth	0.75	July 31, 2021	N/A
Equity Long/Short	1.40	July 31, 2021	N/A
Equity Market Neutral	1.40	July 31, 2021	N/A
N/A - Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected	$18,741	$84,886	$29,015	$57,147	$40,335
Paid to financial intermediaries	16,466	74,420	25,652	52,172	36,635
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Commission advances	$8,784	$18,803	$3,815	$25,383	$18,474
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained	$9,411	$88,597	$8,296	$19,132	$24,584
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
CDSC retained	$1,748	$9,566	$1,570	$7,901	$22,347
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth
Class R3 Shares	2,126	—	—
Class R6 Shares	—	848	1,030
Class I Shares	—	991	—
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized the facility. The Fund's maximum outstanding balance during the utilization period was as follows:
Large Cap Core
Maximum outstanding balance	$180,707
During the Fund's utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Large Cap Core
Utilization period (days outstanding)	2
Average daily balance outstanding	$180,707
Average annual interest rate	2.76%
During the current fiscal period, none of the other Funds utilized this facility.
9.  Subsequent Events
Fund Mergers
During April 2020, the Board approved the mergers of Large Cap Value and Large Cap Growth (the “Acquired Funds”) into Nuveen Dividend Value Fund and Nuveen Winslow Large-Cap Growth ESG Fund (the “Acquiring Funds”), respectively, (the “Reorganizations”). In order for the Reorganizations to occur, they must be approved by shareholders of the Acquired Funds.
Upon the closing of the Reorganizations, the Acquired Funds will transfer their assets to the Acquiring Funds in exchange for shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds will become shareholders of the Acquiring Funds. Each Acquired Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Other Matters
Subsequent to the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system. The impact of the coronavirus may last for an extended period of time and has resulted in substantial market volatility and has resulted in significant economic downturn. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
ICE BofA 3-Month U.S. Treasury Bill Index: The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.

Glossary of Terms Used in this Report (continued)
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-NLCES-0220D1137140-INV-B-04/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 7, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: May 7, 2020